UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-06351

Green Century Funds

114 State Street

Suite 200

Boston, MA 02109

(Address of principal executive offices)

Green Century Capital Management, Inc.

114 State Street

Suite 200

Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 482-0800

Date of fiscal year end: July 31

Date of reporting period: July 31, 2021

Item 1.	Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

ANNUAL REPORT Green Century Balanced Fund Green Century Equity Fund Green Century MSCI International Index Fund July 31, 2021

An investment for your future.®	114 State Street, Boston, Massachusetts 02109

For information on the Green Century Funds®, call 1-800-93-GREEN. For information on how to open an account and account services, call 1-800-221-5519 8:00 am to 6:00 pm Eastern Time, Monday through Friday. For share price and account information, visit www.greencentury.com.

Dear Green Century Funds Shareholder:

The Green Century Funds had a record-breaking year in 2021. Our assets under management (AUM) reached the $1B threshold by attracting new investors and additional assets from current investors.

This growth occurred in an increasingly congested field for sustainable, responsible and impact investing options. Despite this competition, Green Century° continues to be one of the leaders in responsible investing.

I attribute this growth to the strong performance of the Green Century Funds and our unique ability to help investors to make an environmental impact.

More funds are considering ESG (Environmental, Social and Governance) ratings. Using that data to determine which companies perform better on relevant issues than their peers can be part of creating a responsible investment strategy. But, using ESG does not prevent your money from supporting dangerous industries, such as coal, oil and gas. That is why Green Century is a strong supporter of exclusionary screens that keep your investments out of the most environmentally irresponsible industries such as fossil fuel, tobacco and genetically-modified organisms.

But even that is not enough. We also believe that investors who are interested in sustainable investing want to see a measurable impact from the funds they choose. Few firms can match our in-house, in-depth, and award-winning shareholder advocacy program, and Green Century’s ownership and mission is one of a kind. No other mutual fund company in the United States is wholly owned by environmental and public health nonprofit organizations.

Here are just a few examples of how the Fund’s investors made an environmental impact in 2021:

Sustainable companies—The Funds invest in many well-known and some lesser-known sustainable, solution-oriented companies, as well as green and sustainable bonds. They include:

•

WSP Global, Inc[1] (a holding in the Green Century MSCI International Fund) is engineering solutions to make buildings and the construction process greener and cleaner. This area accounts for almost 40% of global energy and process-related carbon dioxide emissions. This means that how commercial and residential homes are constructed has a significant impact on the environment. WSP is at the forefront of reconfiguring this process. For example, its renovation of the Science Gallery London building at King’s College saved 47 tons of carbon dioxide per year from being emitted into the atmosphere. WSP achieved these energy savings by adding new high-efficiency, motion-detecting lights. The company also added insulation made from recycled materials and replaced old inefficient heating system with a new one that captures heat energy that would otherwise be wasted.

•

Union Pacific[1] (a holding in the Green Century Equity Fund) is the second-largest freight-hauling railroad company in the U.S. Founded by Abraham Lincoln, Union Pacific transports freight in the most efficient and least polluting way possible on its 32,000 miles of rail. On average, a Union Pacific train can move one ton of cargo nearly 500 miles on a single gallon of fuel. The company is also chugging along to meet its own science-based emissions targets in accordance with the Paris Agreement—in part by using more renewable energy.

•

When Starbucks[1] issued its first corporate sustainability bond, we invested in it through the Green Century Balanced Fund. Starbucks improved the environmental impact of its coffee supply chain by using the bond’s proceeds to train farmers in sustainable crop growing and harvesting practices in Rwanda, Tanzania, Colombia, China, Costa Rica, Indonesia, Guatemala and Ethiopia.

Shareholder advocacy—Green Century’s shareholder advocacy program continues to convince companies to make significant strides in corporate sustainability, reducing risk for the companies in our portfolio and the environment.

Our team of shareholder advocates directly pressed more than 100 companies in the last year to preserve forests, source more renewable energy, reduce plastic pollution, protect the effectiveness of medically important antibiotics, and more. For example:

Preventing Plastic Pollution: The Coca-Cola Company1

One of our most noteworthy 2021 engagements was with The Coca-Cola Company (“Coca-Cola”), a Fortune 100 company. This high profile corporation had been named the most plastic-polluting company on the planet. In fall 2021, we filed a resolution with Coca-Cola, calling on the corporation to reduce its use of plastics.

As one of the largest users of plastic resin, this change would have a big impact. In 2019, Coca-Cola reported using about 3 million metric tons of plastic packaging per year, which is the equivalent of making 200,000 plastic bottles per minute. Coca-Cola policies around plastic use and reuse also lagged behind its competitors.

Our shareholder resolution urged Coke to reduce the amount of plastic it uses. This past winter, our team met with Coke executives to discuss our concerns. By the spring, Coke had announced a new goal to reduce its virgin plastic use, precipitating a withdrawal of Green Century’s shareholder resolution. The company’s new policy will lower its cumulative use of virgin plastic by 3 million metric tons by 2025.

Green Century will work with Coca-Cola executives to fulfill their commitment and make even more transformative measures to reduce the corporation’s outsized contribution to the world’s plastic pollution epidemic. We will press them to make absolute cuts to its plastic use and adopt and expand its refill and reuse models for product delivery.

Nonprofit ownership—As the only mutual fund company in the U.S. wholly owned by environmental and public health nonprofit organizations, Green Century provides direct support to many of our nonprofit owners and partners’ campaigns. Notably, this includes efforts to achieve 100% Renewable Energy goals across the country.

That campaign celebrated a significant victory this year with the approval of the largest wind farm in the nation, Vineyard Wind. For more than a decade, Green Century’s non-profit owners and partners have worked to promote wind farms, and they helped secure the approval of Vineyard Wind, an offshore wind farm that will secure 800 megawatts of electricity that will produce enough power to run 400,000 Massachusetts homes and businesses. This hard-won decision gives the green light for what will be the first utility-scale offshore wind farm in the country.

For a more detailed look at what your investments helped us achieve last year, please take a moment to read through our updates.

I am proud of all of the Green Century team’s achievements in this unprecedented and challenging year, and I am eager to see what we are able to accomplish as we move forward. Our work to protect the environment, promote clean energy, preserve tropical forests, and more is far from finished—and none of it would be possible without investors like you.

Thank you for choosing Green Century to help save for your future.

Sincerely,

Leslie Samuelrich, President

Green Century Capital Management

° Green Century Capital Management, Inc. (Green Century) is the investments advisor to the Green Century Funds (The Funds).

Green Century on the Web

E-News.    For more regular updates on the Green Century Funds and on our advocacy efforts, please consider signing up for our e-newsletter. Call 1-800-934-7336, visit www.greencentury.com, or email info@greencentury.com.

Online Access.    Information on your account is available on our website at www.greencentury.com.    From the home page, click on Access My Account. Shareholders may also perform online transactions on the site. While there, please consider registering for e-delivery of your statements and other Fund documents.

Twitter.    Green Century is on Twitter. Follow us at Twitter.com/Green_Century for a sustainable investor’s perspective on critical issues.

The Green Century Funds’ proxy voting guidelines and a record of the Funds’ proxy votes for the year ended June 30, 2021 are available without charge, upon request, (i) at www.greencentury.com, (ii) by calling 1-800-934-7336, (iii) by sending an e-mail to info@greencentury.com, and (iv) on the Securities and Exchange Commission’s website at www.sec.gov.

The Green Century Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of the year on Form N-PORT, Part F. The Green Century Funds’ Forms N-PORT, Part F are available on the EDGAR database on the SEC’s website at www.sec.gov. Copies may be obtained upon payment of a duplicating fee, by writing the SEC’s Public Reference Section, Washington DC 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov. The information on Form N-PORT, Part F may also be obtained by calling us at 1-800-934-7336, or by e-mailing a request to info@greencentury.com.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

GREEN CENTURY BALANCED FUND

Investment Objective    The Green Century Balanced Fund seeks capital growth and income from a diversified portfolio of stocks and bonds that meet Green Century’s standards for corporate environmental responsibility.

Portfolio Orientation    As of the fiscal year ended July 31, 2021 the Green Century Balanced Fund (the Balanced Fund or the Fund) was diversified in a number of ways. Equity holdings represented 66.0% and bonds constituted 32.4% of the Fund’s net asset value. The Fund had 1.4% invested in cash, cash equivalents, and other assets, less liabilities. The portfolio managers view equities as the primary source of potential long-term growth, while emphasizing the importance of diversification in seeking to lower volatility. The Fund’s equity holdings were diversified across 72 equity holdings at fiscal year-end, none of which represented more than 3.8% of total net assets. Generally, larger, more established companies constitute larger positions in the Fund’s portfolio than smaller companies. The portfolio managers seek to mitigate risk by investing primarily in companies they believe have demonstrated records of profitability, above-average growth prospects, and reasonable valuations.

As of July 31, the stocks held by the Balanced Fund were also diversified by sector, with (as a percent of total net assets) Technology (19.8%), Consumer Discretionary (9.3%), Financials (7.9%), and Health Care (7.9%) as the largest sectors

In line with its environmental mandate, the Fund had exposure to what Green Century considers

GREEN CENTURY BALANCED FUND

INVESTMENT BY INDUSTRY (unaudited)

environmental leaders in a number of industries including Healthy Living, Capital Goods, and Transportation. Green Century’s environmental screens prohibit traditional energy and utility companies from being owned, while the Fund has broad exposure to information technology, health care, financial, consumer, and industrial companies.

In addition to its equity exposure to environmental leaders, the Fund invests in designated Green Bonds and designated Social Impact Bonds. The issuers of Green Bonds have indicated that the proceeds from the bonds will be used for environmentally positive goals such as greenhouse gas reduction, climate adaptation, and climate change mitigation. Issuers of designated Social Impact Bonds have indicated that the proceeds from the bonds will be used for projects supporting such issues as poverty alleviation, low-income housing, fair trade, and community development. As of July 31st, 23.2% of the total portfolio and 71.7% of the market value of the bonds held in the Fund were designated Green / Sustainable or Social Impact Bonds.

Higher quality, intermediate maturity bonds can typically lower volatility and provide a stable source of income. At fiscal year end, the Balanced Fund held 56 bonds diversified across corporate and government agency issuers. In an effort to dampen volatility, the weighted average maturity (5.24 years) and modified duration (4.40 years) remain in the intermediate-range. The weighted average yield to maturity was 1.08%. All fixed income holdings were investment grade at time of purchase and remain investment grade at July 31, 2021.

Economic Environment    As the U.S. economy largely reopened, and investors began to experience reopening rather than just anticipating what that reopening would mean, climbing equity markets worldwide masked continuing market rotation, and mean-reversion dominated both equity and bond markets. The Coronavirus pandemic upended the world in multiple ways, reducing the relevance of the past. Policy frameworks governing fiscal and monetary policy shifted; households, companies, and schools all restructured how jobs were performed, responsibilities were fulfilled, and knowledge was shared. Compared with the great recession around 2008, bold and extraordinary fiscal and monetary policy measures cushioned the market effects of the pandemic. Broad-based and inclusive fiscal policy supported wealth and income at the bottom of the income distribution, rather than focusing on preserving financial institutions, as did policies in the previous recession. Fiscal policy worked: during the pandemic, income-targeted relief improved adult food security and improved consumer balance sheets. A concerted effort on vaccination seems to have reached most of those willing to be vaccinated, but the substantial as-yet-unvaccinated population remains vulnerable to new viral strains. The shockingly large job losses of early 2020 were largely reversed, although 2.5 million men and 3.7 million women were still unemployed as of June, 2021. Job recoveries are now at 75% of the initial job losses. Businesses report that employees are difficult to find and average hourly wages for lower-wage workers have increased; nonetheless, labor participation rates are rising slowly.

The Balanced Fund’s portfolio managers hope that this record of policy successes will encourage further use of active policies. The managers are not surprised that reopening and restarting a modern, complex, integrated worldwide economy with tightly controlled supply chains and high levels of specialization has been bumpy; they would have been surprised if it were not. Supply chains were massively disrupted, as some businesses closed temporarily, others permanently, and transportation delays and order backlogs mounted. Widespread supply disruptions fostered extreme price spikes in a variety of goods, including used cars, airline tickets, and commodities such as lumber. Not surprisingly, markets continued to work, as higher prices for commodities such as lumber induced increased supply and also curtailed demand. Supply chains and transportation networks take time to re-establish, but businesses have strong incentives to do so. While these supply-chain-disruption fueled price changes are disconcerting, they will not result in either a general rise in prices or a sustained process of inflation unless aggregate demand substantially exceeds aggregate supply.

Investors initiating reflation trades pushed interest rates up and bid up prices on small cap stocks and cyclical sectors, which should benefit from improving growth and price pressures. A run of higher-than-target monthly inflation readings fueled knee-jerk reactions that galloping inflation was imminent, and that the Fed’s newly launched Flexible Average Inflation Target policy guaranteed that the Fed would inevitably be too late to raise interest rates, requiring it to overcorrect and end the recovery. The Fed’s Rorshach Test of a June meeting seemed to reassure inflation-skittish investors that the Fed is indeed paying attention, and will not keep short-term rates near zero indefinitely, while providing plenty of room for more dovish investors to believe that the Fed does not yet intend to begin raising interest rates for some time.

The Fund’s portfolio managers are concerned by the rapidly spreading Delta variant, as well as by the clear urban/rural divide in vaccination rates and the slowing rates of new vaccinations in the U.S. The Biden Administration clearly wants to tackle the intersectional crises of climate change, structural racism, and wealth inequality. So far, legislative gridlock has blocked much progress on key policy objectives such as infrastructure, where we are finally beginning to see some agreement, or the American Jobs Plan. House and Senate leaders will require extraordinary political skill to get Biden’s priorities funded.

The Balanced Fund’s portfolio managers’ policy recommendation in this murky environment is to avoid positioning extremes and acknowledge that an environment of high uncertainty means an increased likelihood of rapid rotation, as market participants grasp at informational straws. They remain committed to the Fund’s long-term focus and investment in high-quality and sustainability-centered companies seeking to meet the challenges of this year of recovery and transition, and beyond. Their belief in the importance of ESG is unabated, as they are convinced more than ever of the importance of integrating beyond-financial environmental, social and governance concerns into investment decisions.

Investment Strategy and Performance.    Green Century believes that strong environmental, social, and governance practices may enhance corporate profitability and reduce certain types of risks. The Fund specifically avoid risks associated with exposure to fossil fuels. Companies with strong balance sheets, strategic leadership in their products and markets, and strong environmental, social, and governance policies will have the financial flexibility and leadership wisdom to navigate choppy and volatile economic conditions.

The Balanced Fund holds a number of stocks that the portfolio managers believe have attractive environmental, social, and financial characteristics. New holdings over the reporting period include Bright Horizons1 and Solar Edge.1 Bright Horizons provides on-site child care, educational assistance programs, and back-up care services primarily through corporate clients who provide this as benefits for employees. Solar Edge is a solar inverter company with a global footprint and leading technology positioned to benefit with the policy support for renewable energy transition.

At July 31, 2021, the Fund held over $95 million in Green / Sustainability or Social Impact Bonds and Notes. Some holdings include notes issued by Boston Properties,1 Starbucks,1 PNC Bank,1 Apple,1 Xylem,1 European Investment Bank,1 and Enterprise Community Loan Fund.1

For the year ending July 31, 2021, the Balanced Fund’s returns were 25.14% for the institutional share class and 24.86% for the individual share class, outperforming the 21.58% return for its Custom Balanced Index,2 an index comprised of the S&P 1500 Index3 (60% weighting) and of the BofA Merrill Lynch 1-10 Year US Corporate and Government Index4 (40% weighting).*

Within the Discretionary sector, the Fund’s exposure to Target1 for the twelve-month period, helped provide strong relative returns, as did Nike.1 In Financials, the Fund saw above market performance from East West Bankcorp1 and SVB Financial.1 The Fund’s Health Care exposure detracted from relative performance over the year, particularly Astrazeneca1 and Baxter.1

The Fund’s high quality fixed income exposure performed relatively in-line with the benchmark as designed, providing slight outperformance. The Fund’s portfolio managers do not anticipate any significant changes in investment strategy for the Fund, believing that the investment environment may be favorable to the Fund’s core holdings in what the portfolio managers consider high-quality, environmentally responsible companies with strong growth prospects and reasonable valuations.

Green Century Balanced Fund Total expense ratio: 1.46% for Individual Share Class and 1.16% for Institutional Share Class		CUMULATIVE RETURN*	AVERAGE ANNUAL RETURN*
		Latest Quarter	One Year	Five Years	Ten Years
June 30, 2021	Green Century Balanced Fund — Individual Share Class	6.44%	26.74%	12.08%	9.59%
	Green Century Balanced Fund — Institutional Share Class **	6.53%	26.99%	12.13%	9.61%
	Custom Balanced Index	5.27%	24.06%	11.59%	10.03%
July 31, 2021	Green Century Balanced Fund — Individual Share Class	5.05%	24.86%	11.71%	10.08%
	Green Century Balanced Fund — Institutional Share Class **	5.14%	25.14%	11.76%	10.11%
	Custom Balanced Index	3.47%	21.58%	11.41%	10.28%

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain Fund prices and performance information as of the most recent month-end, call 1-800-93-GREEN/1-800-934-7336. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the prospectus for more information.

** Institutional Shares were offered as of November 28, 2020. The Institutional Share Class performance prior to November 28, 2020 reflects the performance of the Fund’s Individual Investor Class.

The Balanced Fund consistently includes stocks and bonds of what Green Century believes to be environmentally responsible corporations of various sizes, including small, medium, and large companies. The value of the stocks held in the Balanced Fund will fluctuate in response to factors that may affect the single issuer, industry, or sector of the economy or may affect the market as a whole. Bonds are subject to a variety of risks including interest rate, credit, and inflation risk. The Funds’ environmental criteria limit the investments available to the Funds compared to mutual funds that do not use environmental criteria.

The S&P 500® Index5 and the S&P Supercomposite 1500 Index (the S&P 1500 Index) are unmanaged indexes of 500 and 1500 stocks, respectively. The Custom Balanced Index is comprised of a 60% weighting in the S&P 1500 Index and a 40% weighting in the BofA Merrill Lynch 1-10 Year US Corporate & Government Index (the BofA Merrill Lynch Index). The BofA Merrill Lynch Index tracks the performance of U.S. dollar-denominated investment grade government and corporate public debt issued in the U.S. domestic bond market with at least 1 year and less than 10 years remaining maturity, including U.S. Treasury, U.S. Agency, foreign government, supranational and corporate securities. Similar to the Balanced Fund, the performance of the S&P 500® Index, the S&P 1500 Index, the Custom Balanced Index and the BofA Merrill Lynch Index reflect reinvestment of dividends and distributions. Unlike the Fund, however, the performance of the S&P 500® Index, the S&P 1500 Index, the Custom Balanced Index and the BofA Merrill Lynch Index does not include management and other operating expenses. It is not possible to invest directly in an index.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

GREEN CENTURY EQUITY FUND

Investment Objective    The Green Century Equity Fund (the Equity Fund or the Fund) seeks to achieve long-term total return that matches the performance of an index comprised of the stocks of companies selected based on environmental, social and governance criteria.

Portfolio Orientation    The Fund seeks to achieve its objective by investing in the stocks which make up the MSCI KLD 400 Social ex Fossil Fuels Index6 (the KLD400 ex Fossil Fuels Index or the Index), a custom index calculated by MSCI, Inc. The KLD400 ex Fossil Fuels Index is comprised of the common stocks of the approximately 400 companies in the MSCI KLD 400 Social Index (the KLD400 Index), minus the stocks of the companies that explore for, extract, produce, manufacture, or refine coal, oil or gas that are included in the KLD400 Index. The Index also does not include companies that produce or transmit electricity derived from fossil fuels, transmit natural gas, or own carbon reserves.

The KLD400 Index, formerly named the Domini 400 Social Index, is the longest-running socially responsible index. Like other index funds, the Equity Fund is not actively managed in the traditional investment sense, but rather seeks to be nearly fully invested at all times in a broad and diverse portfolio of stocks which meet certain environmental, social and governance (ESG) criteria. The Equity Fund, like many other mutual funds invested primarily in stocks, carries the risk of investing in the stock market. The large companies in which the Equity Fund is invested may perform worse than the stock market as a whole. The Fund’s environmental criteria limit the investments available to the Fund compared to mutual funds that do not use environmental criteria.

The Fund invests in the stocks of companies selected for inclusion in the Index based on a thorough review of environmental, social, and governance factors and includes

GREEN CENTURY EQUITY FUND

INVESTMENT BY INDUSTRY (unaudited)

those companies believed to have the best overall sustainability records. Green Century believes that certain industries impose unique and onerous risks and/or costs on society. Companies involved in these industries are evaluated based on their level of involvement as well as the impact of that involvement on society. Therefore, companies that derive significant revenues from the manufacture of tobacco products, alcoholic beverages, genetically modified organisms (GMOs), or the operation of gambling enterprises; or have a significant direct ownership share in, operate or design nuclear power plants are not eligible for the Index. Major military contractors and firearms manufacturers are also ineligible. The Index excludes all companies that explore for, extract, produce, manufacture, or refine coal, oil or gas. The Index also does not include companies that produce or transmit electricity derived from fossil fuels, transmit natural gas, or own carbon reserves.

Investment Strategy and Performance    Green Century believes that companies that minimize their negative social and environmental impact and follow governance standards could enjoy competitive advantages and be less likely to incur certain legal liabilities that may be assessed when a product or service is determined to be harmful. Green Century also believes that such investments may, over the long term, provide investors with a return that is competitive with enterprises that do not exhibit such social and environmental awareness.

The Equity Fund’s total return for the latest quarter ended July 31, 2021 was 6.21% for the individual share class and 6.30% for the institutional share class, outperforming the S&P 500® Index that returned 5.50% for the same period. Additional results for various time periods are below:*

Green Century Equity Fund Total expense ratio: 1.25% for Individual Share Class and 0.95% for Institutional Share Class		CUMULATIVE RETURN*	AVERAGE ANNUAL RETURN*
		Latest Quarter	One Year	Five Years	Ten Years
June 30, 2021	Green Century Equity Index Fund — Individual Share Class	8.55%	40.25%	18.15%	14.44%
	Green Century Equity Fund — Institutional Share Class	8.64%	40.66%	18.38%	14.54%
	S&P 500® Index	8.55%	40.79%	17.65%	14.84%
July 31, 2021	Green Century Equity Index Fund — Individual Share Class	6.21%	37.90%	17.82%	15.04%
	Green Century Equity Fund — Institutional Share Class	6.30%	38.33%	18.05%	15.15%
	S&P 500® Index	5.50%	36.45%	17.35%	15.35%

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain Fund prices and performance information as of the most recent month-end, call 1-800-93-GREEN/1-800-934-7336. Performance includes the reinvestment of income dividends and capital gains distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the prospectus for more information. As of April 1, 2014, the Equity Fund invests in the common stocks which make up the MSCI KLD 400 Social ex Fossil Fuels Index; prior to April 1, 2014, the Fund invested in the common stocks which made up the MSCI KLD 400 Social Index. Institutional shares were offered as of April 30, 2018. The Institutional Share Class performance for periods prior to April 30, 2018 reflects the performance of the Fund’s Individual Investor Class.

For the year ended July 31, 2021, the Equity Fund Institutional and Investor share classes returned 38.33% and 37.90%, respectively, outperforming the S&P 500 Index which returned 36.45%. As the MSCI KLD 400

Social ex Fossil Fuels Index does not include all of the stocks in the S&P 500® Index and includes some stocks not included in the S&P 500® Index, the performance of the Fund can be expected to differ from the performance of the broader benchmark.

The strongest performing sectors in the Equity Fund were Consumer Discretionary, Financials, and Communication Services which returned 62.82%, 48.94% and 48.03%, respectively. The worst performing sectors were Utilities and Consumer Staples, which returned 15.34% and 15.79%, respectively, for the year. Within the S&P 500 Index, Financials, Industrials, and Energy were the strongest performing sectors, gaining 55.23%, 46.25%, and 44.41%, respectively. The worst performing sectors were Utilities and Consumer Staples, which returned 11.99% and 18.22%, respectively, for the year.

After a challenging beginning to 2020 due to the pandemic , the equity markets had a strong rebound. US domestic equities continued to outperform Non-US developed markets international equities as measured by the S&P 500 and MSCI World Ex-USA indices with 1 year returns of 36.45% and 31.00% respectively. A strong global recovery has taken place over the past year as both US and Non-US economies reopen and fiscal spending kicked in, benefitting equity securities. Many economic indicators, including employment, consumer spending, manufacturing, and housing data continued to recover steadily over the year. Continued fiscal and monetary support along with declining rates of COVID-19 infection bolstered investor confidence.

The S&P 500® Index is an unmanaged index of 500 stocks. Similar to the Equity Fund, the S&P 500® Index’s performance reflects reinvestment of dividends and distributions. Unlike the Fund, however, the S&P 500® Index’s performance does not include management and other operating expenses. It is not possible to invest directly in an index.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND

Investment Objective    The Green Century MSCI International Index Fund (the International Fund or the Fund) seeks to achieve long-term total return that matches the performance of an index comprised of the stocks of foreign companies selected based on environmental, social and governance criteria.

Portfolio Orientation    The Fund seeks to achieve its objective by investing in the stocks included in the MSCI World ex USA SRI ex Fossil Fuels Index7 (the Index), a custom index calculated by MSCI, Inc. The Index is comprised of the common stocks of the approximately 240 companies in the MSCI World ex USA SRI Index,8 minus the stocks of the companies that explore for, extract, process, refine or distribute coal, oil or gas. The Index also does not include companies that produce or transmit electricity derived from fossil fuels, transmit natural gas, or own carbon reserves.

The International Fund is the only responsible, diversified fossil fuel free international index fund available in the U.S. The Fund is also broadly diversified and responsibly screened. Like other index funds, the International Fund is not actively managed in the traditional investment sense, but rather seeks to be nearly fully invested at all times in a broad and diverse portfolio of stocks which meet certain environmental, social and governance (ESG) criteria.

The Fund invests in the stocks of companies selected for inclusion in the Index based on a thorough review of environmental, social, and governance factors and includes those companies believed to have the best overall sustainability records. Green Century believes that certain industries impose unique and onerous risks and/or costs on society. Companies involved in these industries are evaluated based on their level of involvement as well as the impact of that involvement on

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND

INVESTMENT BY COUNTRY (unaudited)

society. Therefore, companies that derive significant revenues from the manufacture of tobacco products, alcoholic beverages, genetically modified organisms (GMOs), or the operation of gambling enterprises; or have a significant direct ownership share in, operate or design nuclear power plants are not eligible for the Index. Major military contractors and firearms manufacturers are also ineligible. The Index excludes all companies that explore for, extract, produce, manufacture, or refine coal, oil or gas. The Index also does not include companies that produce or transmit electricity derived from fossil fuels, transmit natural gas, or own carbon reserves.

Investment Strategy and Performance    Green Century believes that companies that minimize their negative social and environmental impact and follow governance standards could enjoy competitive advantages and be less likely to incur certain legal liabilities that may be assessed when a product or service is determined to be harmful. Green Century also believes that such investments may, over the long term, provide investors with a return that is competitive with enterprises that do not exhibit such social and environmental awareness.

International markets have continued to perform well recently; both share classes of the International Fund outperformed its benchmark for the latest quarter ended July 31, 2021. The Fund’s total return was 5.24% for the individual share class and 5.22% for the institutional share class for this period, while the MSCI World ex USA Index8 returned 3.10% for the same period. Additional results for various time periods are below:*

Green Century MSCI International Fund Total expense ratio: 1.28% for Individual Share Class and 0.98% for Institutional Share Class		CUMULATIVE RETURN*	AVERAGE ANNUAL RETURN*
		Inception Date: September 30, 2016
		Latest Quarter	One Year	Three Years	Since Inception
June 30, 2021	Green Century MSCI International Index Fund — Individual Share Class	6.24%	30.25%	10.62%	9.82%
	Green Century MSCI International Index Fund — Institutional Share Class	6.37%	30.67%	10.97%	10.13%
	MSCI World ex USA Index	5.65%	33.60%	8.57%	9.52%
July 31, 2021	Green Century MSCI International Index Fund — Individual Share Class	5.24%	28.76%	10.34%	10.07%
	Green Century MSCI International Index Fund — Institutional Share Class	5.22%	29.09%	10.66%	10.36%
	MSCI World ex USA Index	3.10%	31.00%	7.94%	9.50%

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain Fund prices and performance information as of the most recent month-end, call 1-800-93-GREEN/1-800-934-7336. Performance includes the reinvestment of income dividends and capital gains distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the prospectus for more information.

The institutional and individual investor share classes of the Green Century MSCI International Index Fund, which closely tracks the MSCI World ex USA SRI ex Fossil Fuels Index, returned 29.09% and 28.76%, respectively, for the one-year period ended July 31, 2021, while the MSCI World ex USA Index (Index), returned 31.00% during the same period.

The difference in performance of the International Fund relative to the Index was largely due to differences in sector allocation and stock selection criteria between the International Fund and the Index.

The strongest performing sectors in the International Fund were Information Technology, Consumer Discretionary, and Financials which returned 43.47%, 42.30% and 37.64%, respectively. The worst performing sectors were Consumer Staples and Health Care, which returned 14.02% and 20.12%, respectively, for the year. Within the MSCI World ex USA Index, Consumer Discretionary, Financials, and Industrials were the strongest performing sectors, gaining 48.45%, 42.99%, and 40.68%, respectively. The worst performing sectors were Utilities and Health Care which returned 9.73% and 12.58%, respectively, for the year.

After a challenging beginning to 2020 due to the pandemic, the equity markets had a strong rebound. US domestic equities continued to outperform Non-US developed markets international equities as measured by the S&P 500 and MSCI World Ex US indices with 1 year returns of 36.45% and 31.00% respectively. A strong

The MSCI World ex USA Index is a custom index calculated by MSCI Inc. The MSCI World ex USA Index includes large and mid-cap stocks across 22 of 23 Developed Markets (DM) countries and excludes the United States. With 1,023 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI World ex USA Index is a free float-adjusted market capitalization index. Unlike the Fund, the MSCI World ex USA Index’s performance does not include management and other operating expenses. It is not possible to invest directly in an index.

global recovery has taken place over the past year as both US and Non-US economies reopen and fiscal spending kicked in, benefitting equity securities. Many economic indicators, including employment, consumer spending, manufacturing, and housing data continued to recover steadily over the year. Continued fiscal and monetary support along with declining rates of COVID-19 infection bolstered investor confidence.

The International Fund, like many other mutual funds invested primarily in stocks, carries the risk of investing in the stock market. The large companies in which the International Fund is invested may perform worse than the stock market as a whole. The developed market ex-U.S. equities in which the International Fund is invested may also perform worse than the stock market as a whole. Foreign securities are subject to additional risks such as currency fluctuations, regional economic and political conditions, differences in accounting methods, and other unique risks compared to investing in securities of U.S. issuers. The International Fund will not shift concentration from one industry to another or from stocks to bonds or cash, in order to defend against a falling stock market. The Fund’s environmental criteria limit the investments available to the Fund compared to mutual funds that do not use environmental criteria.

1 As of July 31, 2021, the following companies comprised the listed percentages of each of the Green Century Funds:

Portfolio Holdings	GREEN CENTURY BALANCED FUND	GREEN CENTURY EQUITY FUND	GREEN CENTURY INTERNATIONAL INDEX FUND
WSP Global, Inc	0.00%	0.00%	0.26%
Union Pacific	0.00%	0.74%	0.00%
Starbucks	1.90%	0.72%	0.00%
The Coca-Cola Company	0.00%	1.18%	0.39%
Bright Horizons	0.64%	0.00%	0.00%
Solar Edge	0.68%	0.00%	0.00%
Boston Properties	1.30%	0.09%	0.00%
PNC Bank	2.22%	0.39%	0.00%
Apple	5.14%	0.00%	0.00%
Xylem	1.77%	0.12%	0.00%

Portfolio Holdings	GREEN CENTURY BALANCED FUND	GREEN CENTURY EQUITY FUND	GREEN CENTURY INTERNATIONAL INDEX FUND
European Investment Bank	0.65%	0.00%	0.00%
Enterprise Community Loan Fund	0.77%	0.00%	0.00%
Target	1.25%	0.66%	0.00%
Nike	1.39%	1.08%	0.00%
East West Bancorp	0.75%	0.00%	0.00%
SVB Financial	0.95%	0.16%	0.00%
Astrazeneca	0.97%	0.00%	0.00%
Baxter	0.55%	0.00%	0.00%

Portfolio composition will change due to ongoing management of the Funds. Please refer to the Green Century Funds website for current information regarding the Funds’ portfolio holdings. Note that some of the holdings discussed above may not have been held by any Fund during the fiscal year ended July 31, 2021, or may have been held by a Fund for a portion of the fiscal year, or may have been held by a Fund for the entire fiscal year. These holdings are subject to risk as described in the Funds’ prospectus. References to specific investments should not be construed as a recommendation of the securities by the Funds, their administrator, or their distributor.

2 The Custom Balanced Index is comprised of a 60% weighting in the S&P 1500 Index and a 40% weighting in the BofA Merrill Lynch 1-10 Year US Corporate & Government Index (the BofA Merrill Lynch Index). It is not possible to invest directly in the Custom Balanced Index.

3 The S&P Supercomposite 1500 Index is an unmanaged broad-based capitalization-weighted index comprising 1500 stocks of large-cap, mid-cap, and small-cap U.S. companies. It is not possible to invest directly in the S&P Supercomposite 1500 Index.

4 The BofA Merrill Lynch Index tracks the performance of U.S. dollar-denominated investment grade government and corporate public debt issued in the U.S. domestic bond market with at least 1 year and less than 10 years remaining maturity, including U.S. treasury, U.S. agency, foreign government, supranational and corporate securities. It is not possible to invest directly in the BofA Merrill Lynch Index.

5 The S&P 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500® Index is heavily weighted toward stocks with large market capitalization and represents approximately two-thirds of the total market value of all domestic stocks. It is not possible to invest directly in the S&P 500® Index.

6 The MSCI KLD 400 Social ex Fossil Fuels Index (the KLD400 ex Fossil Fuels Index) is a custom index calculated by MSCI Inc. The KLD400 ex Fossil Fuels Index is comprised of the common stocks of the approximately 400 companies in the MSCI KLD 400 Social Index (the KLD400 Index), minus the stocks of the companies that explore for, extract, produce, manufacture, or refine coal, oil or gas or produce or transmit electricity derived from fossil fuels or transmit natural gas or have carbon reserves that are included in the KLD400 Index. The KLD400 Index is a free float-adjusted market capitalization index designed to provide exposure to U.S. companies that have positive ESG characteristics and consists of approximately 400 companies selected from the MSCI USA Investable Market Index. It is not possible to invest directly in an index.

7 The World ex USA SRI ex Fossil Fuels Index is a custom index calculated by MSCI Inc. The World ex USA SRI ex Fossil Fuels Index is comprised of the common stocks of the companies in the MSCI World ex USA SRI Index (the World ex USA SRI Index), minus the stocks of the companies that explore for, extract, produce, manufacture or refine coal, oil or gas or produce or transmit electricity derived from fossil fuels or transmit natural gas or have carbon reserves that are included in the World ex USA SRI (Socially Responsible Investment) Index. The World ex USA SRI Index includes large and mid-cap stocks from approximately 22 Developed Markets countries (excluding the U.S.). The World ex USA SRI Index is a capitalization weighted index that provides exposure to companies with what MSCI calculates to have outstanding ESG ratings and excludes companies whose products have negative social or environmental impacts. It is not possible to invest directly in an index.

8 The MSCI World ex USA Index is a custom index calculated by MSCI Inc. The MSCI World ex USA Index includes large and mid-cap stocks across 22 of 23 Developed Markets countries and excludes the United States. With 1,023 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI World ex USA Index is a free float-adjusted market capitalization index. It is not possible to invest directly in the MSCI World ex USA Index.

Stocks will fluctuate in response to factors that may affect a single company, industry, sector, country, region or the market as a whole and may perform worse than the market. Foreign securities are subject to additional risks such as currency fluctuations, regional economic and political conditions, differences in accounting methods, and other unique risks compared to investing in securities of U.S. issuers. Bonds are subject to a variety of risks including interest rate, credit, and inflation risk. A sustainable investment strategy which incorporates environmental, social and governance criteria may result in lower or higher returns than an investment strategy that does not include such criteria.

This material must be preceded or accompanied by a current prospectus.

Distributor: UMB Distribution Services, LLC 9/21

Neither the Green Century Equity Fund nor the Green Century MSCI International Index Fund (each a “Fund” and together the “Funds”) is sponsored, endorsed, or promoted by MSCI, its affiliates, information providers or any other third party involved in, or related to, compiling, computing or creating the MSCI indices (the “MSCI Parties”), and the MSCI Parties bear no liability with respect to a Fund or any index on which a Fund is based. The MSCI Parties are not sponsors of either of the Funds and are not affiliated with the Funds in any way. The Statement of Additional Information contains a more detailed description of the limited relationship the MSCI Parties have with Green Century Capital Management and the Funds.

GREEN CENTURY FUNDS EXPENSE EXAMPLE

For the six months ended July 31, 2021 (unaudited)

As a shareholder of the Green Century Funds (the “Funds”), you incur two types of costs: (1) transaction costs, including redemption fees on certain redemptions; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2021 to July 31, 2021 (the “period”).

Actual Expenses    The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes    The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of either of the Funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees on shares held for 60 days or less. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

	BEGINNING ACCOUNT VALUE FEBRUARY 1, 2021	ENDING ACCOUNT VALUE JULY 31, 2021	EXPENSES PAID DURING THE PERIOD[1]
Balanced Fund
Actual Expenses — Individual Investor Class	$1,000.00	$1,123.80	$7.69
Actual Expenses — Institutional Class	1,000.00	1,125.40	6.13
Hypothetical Example, assuming a 5% return before expenses —Individual Investor Class	1,000.00	1,017.75	7.31
Hypothetical Example, assuming a 5% return before expenses —Institutional Class	1,000.00	1,019.23	5.83

	BEGINNING ACCOUNT VALUE FEBRUARY 1, 2021	ENDING ACCOUNT VALUE JULY 31, 2021	EXPENSES PAID DURING THE PERIOD[1]
Equity Fund
Actual Expenses — Individual Investor Class	$1,000.00	$1,200.00	$6.82
Actual Expenses — Institutional Class	1,000.00	1,201.80	5.19
Hypothetical Example, assuming a 5% return before expenses —Individual Investor Class	1,000.00	1,018.80	6.26
Hypothetical Example, assuming a 5% return before expenses —Institutional Class	1,000.00	1,020.29	4.76

	BEGINNING ACCOUNT VALUE FEBRUARY 1, 2021	ENDING ACCOUNT VALUE JULY 31, 2021	EXPENSES PAID DURING THE PERIOD[1]
MSCI International Index Fund
Actual Expenses — Individual Investor Class	$1,000.00	$1,119.80	$6.73
Actual Expenses — Institutional Class	1,000.00	1,120.50	5.15
Hypothetical Example, assuming a 5% return before expenses — Individual Investor Class	1,000.00	1,018.65	6.41
Hypothetical Example, assuming a 5% return before expenses — Institutional Class	1,000.00	1,020.14	4.91

1 Expenses are equal to the Funds’ annualized expense ratios (1.46% for the Balanced Fund Individual Investor Class, 1.16% for the Balanced Fund Institutional Class, 1.25% for the Equity Fund Individual Investor Class, 0.95% for the Equity Fund Institutional Class, 1.28% for the MSCI International Index Fund Individual Investor Class and 0.98% for the MSCI International Index Fund Institutional Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS July 31, 2021

COMMON STOCKS — 66.0%
	SHARES	VALUE
Software & Services — 9.9%
Adobe, Inc. (a)	8,785	$5,461,020
Autodesk, Inc. (a)	11,965	3,842,320
Mastercard, Inc., Class A	20,267	7,821,846
Microsoft Corporation	53,091	15,126,157
PayPal Holdings, Inc. (a)	21,075	5,806,795
salesforce.com, Inc. (a)	10,856	2,626,392

		40,684,530

Capital Goods — 6.6%
A.O. Smith Corporation	36,108	2,539,476
Deere & Company	8,712	3,150,172
Eaton Corporation PLC	30,012	4,743,397
Illinois Tool Works, Inc	11,220	2,543,237
Rockwell Automation, Inc	8,926	2,744,031
Trane Technologies PLC	27,913	5,683,366
Westinghouse Air Brake Technologies Corporation	33,630	2,854,178
Xylem, Inc	21,084	2,653,421

		26,911,278

Banks — 4.8%
East West Bancorp, Inc	43,189	3,072,898
First Republic Bank	26,159	5,101,528
KeyCorp	161,925	3,183,446
PNC Financial Services Group, Inc. (The)	24,069	4,390,426
SVB Financial Group (a)	7,117	3,914,065

		19,662,363

Technology Hardware & Equipment — 4.7%
Apple, Inc	108,052	15,760,465
Palo Alto Networks, Inc. (a)	9,192	3,668,067

		19,428,532

Semiconductors — 3.8%
Analog Devices, Inc	19,593	3,280,260
ASML Holding NV (b)	5,655	4,335,915
Cree, Inc. (a)	14,806	1,373,405
NVIDIA Corporation	23,176	4,519,088
Xilinx, Inc	13,861	2,076,932

		15,585,600

	SHARES	VALUE
Media & Entertainment — 4.3%
Alphabet, Inc., Class A (a)	5,297	$14,272,925
Walt Disney Company (The) (a)	19,650	3,458,793

		17,731,718

Pharmaceuticals & Biotechnology — 4.3%
AstraZeneca PLC ADR (b)	69,516	3,979,096
Illumina, Inc. (a)	6,510	3,227,333
IQVIA Holdings, Inc. (a)	15,895	3,937,191
Merck & Company, Inc	27,300	2,098,551
Roche Holding AG ADR (b)	33,882	1,635,145
Thermo Fisher Scientific, Inc	4,789	2,586,108

		17,463,424

Retailing — 4.1%
Home Depot, Inc. (The)	13,443	4,411,858
Target Corporation	19,709	5,145,034
TJX Companies, Inc. (The)	69,602	4,789,314
Tractor Supply Company	14,712	2,661,842

		17,008,048

Healthcare Equipment & Services — 3.7%
Anthem, Inc	9,997	3,838,948
Baxter International, Inc	28,987	2,242,144
CVS Health Corp	31,621	2,604,306
Medtronic PLC	22,868	3,002,797
Stryker Corporation	12,760	3,457,194

		15,145,389

Consumer Durables & Apparel — 3.0%
Lululemon Athletica, Inc. (a)	7,754	3,102,918
NIKE, Inc., Class B	34,009	5,696,848
VF Corporation	44,341	3,556,148

		12,355,914

Real Estate — 2.3%
American Tower Corporation REIT	10,311	2,915,951
AvalonBay Communities, Inc. REIT	10,785	2,457,146
Jones Lang LaSalle, Inc. (a)	9,787	2,178,292
Prologis, Inc. REIT	14,215	1,820,089

		9,371,478

Renewable Energy & Energy Efficiency — 2.5%
First Solar, Inc. (a)	34,146	2,937,922
Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	56,516	3,210,109

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS July 31, 2021	continued

	SHARES	VALUE
Renewable Energy & Energy Efficiency — (continued)
Ormat Technologies, Inc	19,664	$1,371,367
SolarEdge Technologies, Inc. (a)	10,752	2,789,929

		10,309,327

Insurance — 1.7%
Aflac, Inc	56,782	3,123,010
Travelers Companies, Inc. (The)	25,349	3,774,973

		6,897,983

Food & Staples Retailing — 1.7%
Costco Wholesale Corporation	10,528	4,524,092
Sysco Corporation	30,845	2,288,699

		6,812,791

Materials — 1.5%
Ball Corporation	28,637	2,316,161
Ingevity Corporation (a)	30,562	2,595,936
International Flavors & Fragrances, Inc	9,475	1,427,314

		6,339,411

Household & Personal Products — 1.4%
Procter & Gamble Company (The)	17,374	2,471,104
Unilever PLC ADR (b)	56,418	3,245,728

		5,716,832

Consumer Services — 1.4%
Bright Horizons Family Solutions, Inc. (a)	17,543	2,622,678
Starbucks Corporation	24,811	3,012,800

		5,635,478

Transportation — 1.0%
J.B. Hunt Transport Services, Inc	9,336	1,572,649
United Parcel Service, Inc., Class B	14,085	2,695,306

		4,267,955

Utilities — 0.8%
American Water Works Company, Inc	19,572	3,329,393

Automobiles & Components — 0.8%
Aptiv PLC (a)	18,441	3,076,881

Diversified Financials — 0.6%
LPL Financial Holdings, Inc	18,194	2,566,082

Food & Beverage — 0.6%
McCormick & Company, Inc	29,982	2,523,585

	SHARES	VALUE
Telecommunication Services — 0.5%
Verizon Communications, Inc	36,932	$2,060,067

Total Common Stocks (Cost $133,778,486)		270,884,059

	PRINCIPAL AMOUNT

BONDS & NOTES — 32.4%
Green and Sustainability Bonds — 20.3%
Apple, Inc. 2.85%, due 2/23/23 (c)	$3,000,000	3,109,695
Apple, Inc. 3.00%, due 6/20/27 (c)	2,000,000	2,209,246
Asian Development Bank 2.125%, due 3/19/25 (b)	1,000,000	1,058,338
Asian Development Bank 3.125%, due 9/26/28 (b)	4,000,000	4,577,272
Bank of Nova Scotia (The) 2.375%, due 1/18/23	1,845,000	1,902,066
BlueHub Loan Fund, Inc. 2.89%, due 1/1/27	2,000,000	2,081,256
Boston Properties LP 4.50%, due 12/1/28 (c)	4,500,000	5,316,295
Bridge Housing Corporation 3.25%, due 7/15/30 (c)	4,500,000	4,813,155
Century Housing Corporation 0.60%, due 2/15/24	2,500,000	2,493,275
Citigroup, Inc. 1.678% (SOFR Rate+166.7 basis points), due 5/15/24 (c)	3,000,000	3,062,889
City & County of San Francisco CA Community Facilities District No. 2014-1 2.75%, due 9/1/23	650,000	672,923
City of San Francisco CA Public Utilities Commission Water Revenue 2.806%, due 11/1/23	2,000,000	2,105,224
European Investment Bank 2.50%, due 10/15/24 (b)	2,000,000	2,131,710
European Investment Bank 2.125%, due 4/13/26 (b)	500,000	534,427
International Bank for Reconstruction & Development 2.125%, due 3/3/25 (b)	2,000,000	2,113,448

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS July 31, 2021	continued

	PRINCIPAL AMOUNT	VALUE
Green and Sustainability Bonds — (continued)
International Finance Corporation 2.125%, due 4/7/26 (b)	$500,000	$533,748
Korea Development Bank (The) 0.863% (3-Month USD Libor+72.5 basis points), due 7/6/22 (b)(d)	1,250,000	1,256,558
Kreditanstalt fuer Wiederaufbau 2.00%, due 11/30/21 (b)	1,000,000	1,006,435
National Australia Bank Ltd. 3.625%, due 6/20/23 (b)	2,000,000	2,127,032
Nederlandse Waterschapsbank NV 2.375%, due 3/24/26 (b)(e)	1,000,000	1,076,352
New Jersey Infrastructure Bank 3.00%, due 9/1/31	2,500,000	2,776,358
Nordic Investment Bank 2.25%, due 9/30/21 (b)	1,500,000	1,505,313
PNC Financial Services Group, Inc. (The) 2.20%, due 11/1/24 (c)	4,500,000	4,725,859
Prologis LP 1.25%, due 10/15/30 (c)	4,500,000	4,315,149
Regency Centers LP 3.75%, due 6/15/24 (c)	2,000,000	2,143,526
San Francisco Bay Area Rapid Transit District 2.622%, due 8/1/29	2,000,000	2,191,362
Starbucks Corporation 2.45%, due 6/15/26 (c)	4,500,000	4,783,275
United States International Development Finance Corporation 3.28%, due 9/15/29	662,050	728,283
United States International Development Finance Corporation 3.33%, due 5/15/33	215,459	240,661
United States International Development Finance Corporation 3.43%, due 6/1/33	208,537	237,525
United States International Development Finance Corporation 3.05%, due 6/15/35	1,347,450	1,507,821

	PRINCIPAL AMOUNT	VALUE
Green and Sustainability Bonds — (continued)
United States International Development Finance Corporation 2.58%, due 7/15/38	$3,000,000	$3,249,687
Verizon Communications, Inc. 3.875%, due 2/8/29 (c)	3,500,000	4,016,736
Visa, Inc. 0.75%, due 8/15/27 (c)	2,000,000	1,974,460
Xylem, Inc. 2.25%, due 1/30/31 (c)	4,500,000	4,614,952

		83,192,311

U.S. Government Agencies — 4.0%
Federal Farm Credit Banks Funding Corporation 1.625%, due 9/17/21	3,000,000	3,005,928
Federal Farm Credit Banks Funding Corporation 2.26%, due 11/13/24	500,000	529,960
Federal Farm Credit Banks Funding Corporation 1.82%, due 12/18/25	3,000,000	3,156,693
Federal Farm Credit Banks Funding Corporation 2.80%, due 11/12/27	3,000,000	3,327,699
Federal Home Loan Banks 0.25%, due 6/3/22	3,500,000	3,504,868
Federal Home Loan Banks 1.875%, due 12/9/22	3,000,000	3,071,265

		16,596,413

Community Development Financial Institutions — 3.0%
Capital Impact Partners 2.60%, due 12/15/22	2,000,000	2,016,434
Capital Impact Partners 1.00%, due 9/15/25 (c)	1,500,000	1,475,281
Enterprise Community Loan Fund, Inc. 4.152%, due 11/1/28 (c)	3,000,000	3,160,545
Local Initiatives Support Corporation 1.00%, due 11/15/25	2,000,000	1,971,932
Local Initiatives Support Corporation 3.782%, due 3/1/27 (c)	2,000,000	2,177,596

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS July 31, 2021	concluded

	PRINCIPAL AMOUNT	VALUE
Community Development Financial Institutions — (continued)
Reinvestment Fund, Inc. (The) 3.78%, due 2/15/26	$1,400,000	$1,443,014

		12,244,802

Software & Services — 1.8%
Adobe, Inc. 3.25%, due 2/1/25 (c)	3,500,000	3,792,593
salesforce.com, Inc. 3.70%, due 4/11/28 (c)	3,000,000	3,433,329

		7,225,922

Media & Entertainment — 1.1%
Alphabet, Inc. 1.998%, due 8/15/26 (c)	3,500,000	3,688,353
Oracle Corporation 2.50%, due 5/15/22 (c)	1,000,000	1,013,626

		4,701,979

Capital Goods — 1.0%
Trane Technologies Luxembourg Finance SA 3.80%, due 3/21/29 (b)(c)	3,500,000	4,000,794

Diversified Financials — 0.8%
Bank of New York Mellon Corporation (The) 3.55%, due 9/23/21 (c)	1,000,000	1,001,805
State Street Corporation 3.10%, due 5/15/23	2,000,000	2,099,220

		3,101,025

Insurance — 0.3%
Travelers Property Casualty Corporation 7.75%, due 4/15/26	1,000,000	1,298,640

Healthy Living — 0.1%
Whole Foods Market, Inc. 5.20%, due 12/3/25 (c)(e)	500,000	587,991

Total Bonds & Notes (Cost $127,761,377)		132,949,877

SHORT-TERM INVESTMENTS — 1.4%
VALUE
UMB Money Market Fiduciary Account, 0.01% (f) (Cost $5,757,388)	$5,757,388

Total Short-term Investments (Cost $5,757,388)	5,757,388

TOTAL INVESTMENTS (g) — 99.8%
(Cost $267,297,251)	409,591,324
Other Assets Less Liabilities — 0.2%	746,874

NET ASSETS — 100.0%	$410,338,198

PLC – Public Limited Company

ADR – American Depository Receipt

REIT – Real Estate Investment Trusts

LP – Limited Partnership

(a)	Non-income producing security.
(b)	Securities whose value are determined or significantly influenced by trading in markets other than the United States or Canada.
(c)	Callable
(d)	Floating rate bond. Rate shown is currently in effect at July 31, 2021.
(e)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. The total value of these securities is $1,664,343.

(f)	The rate quoted is the annualized seven-day yield of the fund at the period end.
(g)

The cost of investments for federal income tax purposes is $267,038,113 resulting in gross unrealized appreciation and depreciation of $143,162,851 and $609,640 respectively, or net unrealized appreciation of $142,553,211.

See Notes to Financial Statements

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS July 31, 2021

COMMON STOCKS — 99.7%
	SHARES	VALUE
Software & Services — 24.7%
Accenture PLC, Class A (a)	16,554	$5,258,875
Adobe, Inc. (b)	12,517	7,780,943
ANSYS, Inc. (b)	2,267	835,299
Autodesk, Inc. (b)	5,728	1,839,433
Automatic Data Processing, Inc .	11,157	2,338,842
Cadence Design Systems, Inc. (b)	7,251	1,070,610
Citrix Systems, Inc	3,224	324,818
Cognizant Technology Solutions Corporation, Class A	13,910	1,022,802
Fortinet, Inc. (b)	3,633	989,048
International Business Machines Corporation	23,315	3,286,482
Intuit, Inc	7,159	3,794,055
Mastercard, Inc., Class A	23,153	8,935,669
Microsoft Corporation	187,231	53,343,984
NortonLifeLock, Inc	15,245	378,381
Okta, Inc., Class A (b)	3,176	786,981
Oracle Corporation	50,000	4,357,000
Paycom Software, Inc. (b)	1,342	536,800
PayPal Holdings, Inc. (b)	29,053	8,004,973
salesforce.com, Inc. (b)	25,379	6,139,941
ServiceNow, Inc. (b)	5,128	3,014,700
Splunk, Inc. (b)	4,230	600,575
Teradata Corporation (b)	2,797	138,899
Visa, Inc., Class A	44,296	10,914,091
VMware, Inc., Class A (b)	2,221	341,457
Western Union Company (The)	10,846	251,736
Workday, Inc., Class A (b)	4,682	1,097,461

		127,383,855

Media & Entertainment — 10.2%
Alphabet, Inc., Class A (b)	7,856	21,168,228
Alphabet, Inc., Class C (b)	7,703	20,832,147
Discovery, Inc., Class A (b)	4,085	118,506
Discovery, Inc., Class C (b)	7,959	215,769
Electronic Arts, Inc	7,538	1,085,171
John Wiley & Sons, Inc., Class A .	1,100	64,658
Liberty Global PLC, Series A (a)(b)	4,226	113,468
Liberty Global PLC, Series C (a)(b)	9,642	258,984
New York Times Company (The), Class A	3,953	173,062
Omnicom Group, Inc	5,654	411,724
Scholastic Corporation	689	23,157

	SHARES	VALUE
Media & Entertainment — (continued)
Walt Disney Company (The) (b)	47,402	$8,343,700

		52,808,574

Semiconductors — 6.9%
Advanced Micro Devices, Inc. (b)	31,709	3,367,178
Analog Devices, Inc	9,609	1,608,739
Applied Materials, Inc	23,941	3,350,064
Intel Corporation	106,075	5,698,349
Lam Research Corporation	3,739	2,383,276
Microchip Technology, Inc	7,056	1,009,855
NVIDIA Corporation	64,688	12,613,513
ON Semiconductor Corporation (b)	10,868	424,504
Skyworks Solutions, Inc	4,323	797,637
Texas Instruments, Inc	24,018	4,578,311

		35,831,426

Pharmaceuticals & Biotechnology — 6.3%
AbbVie, Inc	46,097	5,361,081
Agilent Technologies, Inc	7,997	1,225,380
Amgen, Inc	15,070	3,640,008
Biogen, Inc. (b)	3,982	1,301,039
BioMarin Pharmaceutical, Inc. (b)	4,729	362,856
Bio-Techne Corporation	1,014	488,991
Bristol-Myers Squibb Company	58,466	3,968,087
Gilead Sciences, Inc	32,804	2,240,185
Illumina, Inc. (b)	3,820	1,893,765
IQVIA Holdings, Inc. (b)	4,990	1,236,023
Jazz Pharmaceuticals PLC (a)(b)	1,605	272,080
Merck & Company, Inc	66,047	5,077,033
Mettler-Toledo International, Inc. (b)	613	903,384
Vertex Pharmaceuticals, Inc. (b)	6,800	1,370,744
Waters Corporation (b)	1,633	636,560
Zoetis, Inc	12,431	2,519,764

		32,496,980

Capital Goods — 5.6%
3M Company	15,106	2,990,082
A.O. Smith Corporation	3,565	250,726
AGCO Corporation	1,689	223,134
Air Lease Corporation, Class A	2,748	116,405
Allegion PLC (a)	2,404	328,386
Applied Industrial Technologies, Inc	995	89,252
Builders FirstSource, Inc. (b)	5,131	228,330

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS July 31, 2021	continued

	SHARES	VALUE
Capital Goods — (continued)
Caterpillar, Inc	14,225	$2,941,019
Cummins, Inc	3,859	895,674
Deere & Company	7,789	2,816,425
Dover Corporation	3,783	632,215
Eaton Corporation PLC	10,413	1,645,775
EMCOR Group, Inc	1,421	173,092
Fastenal Company	14,912	816,730
Flowserve Corporation	3,349	140,959
Fortive Corporation	8,424	612,088
Fortune Brands Home & Security, Inc	3,639	354,693
Graco, Inc	4,413	344,567
Granite Construction, Inc	1,156	44,414
H&E Equipment Services, Inc	905	30,797
IDEX Corporation	1,974	447,486
Illinois Tool Works, Inc	8,287	1,878,414
Lennox International, Inc	884	291,216
Lincoln Electric Holdings, Inc	1,514	211,097
Masco Corporation	6,745	402,744
Meritor, Inc. (b)	1,936	47,103
Middleby Corporation (The) (b)	1,459	279,384
Owens Corning	2,751	264,536
PACCAR, Inc	9,117	756,620
Parker-Hannifin Corporation	3,388	1,057,158
Quanta Services, Inc	3,646	331,421
Rockwell Automation, Inc	3,041	934,864
Roper Technologies, Inc	2,732	1,342,341
Sensata Technologies Holding NV (b)	4,175	244,738
Snap-on, Inc	1,421	309,750
Spirit AeroSystems Holdings, Inc., Class A	2,711	117,142
Stanley Black & Decker, Inc	4,224	832,339
Tennant Company	432	34,180
Timken Company (The)	1,814	144,213
Trane Technologies PLC (a)	6,250	1,272,562
United Rentals, Inc. (b)	1,890	622,849
W.W. Grainger, Inc	1,167	518,825
Westinghouse Air Brake Technologies Corporation	4,686	397,701
Xylem, Inc	4,726	594,767

		29,008,213

Diversified Financials — 4.6%
Ally Financial, Inc	9,791	502,866
American Express Company	17,861	3,045,836

	SHARES	VALUE
Diversified Financials — (continued)
Ameriprise Financial, Inc	3,031	$780,664
Bank of New York Mellon Corporation (The)	21,884	1,123,306
BlackRock, Inc	3,982	3,453,071
Charles Schwab Corporation (The)	37,620	2,556,279
CME Group, Inc	9,401	1,994,234
Equitable Holdings, Inc	10,283	317,436
FactSet Research Systems, Inc	995	355,494
Franklin Resources, Inc	7,882	232,913
Intercontinental Exchange, Inc	14,633	1,753,472
Invesco Ltd	10,214	249,017
Moody’s Corporation	4,401	1,654,776
Northern Trust Corporation	5,176	584,112
S&P Global, Inc	6,277	2,691,076
State Street Corporation	9,201	801,775
T. Rowe Price Group, Inc	5,930	1,210,669
Voya Financial, Inc	3,236	208,398

		23,515,394

Retailing — 4.5%
AutoNation, Inc. (b)	1,388	168,406
Best Buy Company, Inc	6,091	684,324
Booking Holdings, Inc. (b)	1,072	2,335,095
Buckle, Inc. (The)	702	29,540
CarMax, Inc. (b)	4,257	570,225
Foot Locker, Inc	2,529	144,305
GameStop Corporation, Class A (b)	1,463	235,719
Gap, Inc. (The)	5,994	174,845
Home Depot, Inc. (The)	28,114	9,226,734
Kohl’s Corporation	4,152	210,922
LKQ Corporation (b)	7,631	387,273
Lowe’s Companies, Inc	19,074	3,675,369
Nordstrom, Inc. (b)	2,934	97,115
ODP Corporation (The) (b)	1,322	62,570
Pool Corporation	1,053	503,144
Signet Jewelers Ltd	1,412	90,848
Target Corporation	13,063	3,410,096
Tractor Supply Company	3,050	551,837
Ulta Beauty, Inc. (b)	1,393	467,769

		23,026,136

Healthcare Equipment & Services — 4.4%
ABIOMED, Inc. (b)	1,197	391,586
Align Technology, Inc. (b)	1,950	1,356,810
AmerisourceBergen Corporation .	3,970	485,015

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS July 31, 2021	continued

	SHARES	VALUE
Healthcare Equipment & Services — (continued)
Becton, Dickinson and Company .	7,592	$1,941,654
Cardinal Health, Inc	7,661	454,910
Centene Corporation (b)	15,224	1,044,519
Cerner Corporation	8,013	644,165
Cigna Corporation	9,200	2,111,308
Cooper Cos., Inc. (The)	1,287	542,818
DaVita, Inc. (b)	1,863	224,026
DENTSPLY SIRONA, Inc	5,681	375,173
DexCom, Inc. (b)	2,504	1,290,837
Edwards Lifesciences Corporation (b)	16,307	1,830,787
HCA Healthcare, Inc	7,113	1,765,447
Henry Schein, Inc. (b)	3,755	300,963
Hologic, Inc. (b)	6,705	503,143
Humana, Inc	3,355	1,428,760
IDEXX Laboratories, Inc. (b)	2,224	1,509,051
Insulet Corporation (b)	1,732	484,423
Laboratory Corporation of America Holdings (b)	2,550	755,182
MEDNAX, Inc. (b)	2,024	58,939
Patterson Companies, Inc	2,343	72,938
Quest Diagnostics, Inc	3,507	497,293
ResMed, Inc	3,812	1,036,102
Select Medical Holdings Corporation	2,753	108,606
Teladoc Health, Inc. (b)	3,545	526,255
West Pharmaceutical Services, Inc	1,922	791,345

		22,532,055

Food & Beverage — 4.0%
Archer-Daniels-Midland Company	14,515	866,836
Bunge Ltd	3,691	286,532
Campbell Soup Company	5,160	225,595
Coca-Cola Company (The)	106,893	6,096,108
Conagra Brands, Inc	12,788	428,270
Darling Ingredients, Inc. (b)	4,255	293,893
General Mills, Inc	15,897	935,697
Hormel Foods Corporation	7,732	358,610
Ingredion, Inc	1,804	158,409
JM Smucker Company (The)	2,870	376,286
Kellogg Company	6,710	425,146
Keurig Dr Pepper, Inc	18,442	649,343
Kraft Heinz Company (The)	17,616	677,688
Lamb Weston Holdings, Inc	3,856	257,465
McCormick & Company, Inc	6,486	545,927

	SHARES	VALUE
Food & Beverage — (continued)
Mondelez International, Inc., Class A	36,967	$2,338,532
PepsiCo, Inc	36,014	5,652,397

		20,572,734

Real Estate — 3.2%
American Tower Corporation REIT	11,593	3,278,501
AvalonBay Communities, Inc. REIT	3,658	833,402
Boston Properties, Inc. REIT	3,825	448,979
CBRE Group, Inc., Class A (b)	8,768	845,761
Corporate Office Properties Trust REIT	2,885	84,934
Digital Realty Trust, Inc. REIT	7,290	1,123,827
Duke Realty Corporation REIT	9,848	501,066
Equinix, Inc. REIT	2,337	1,917,298
Equity Residential REIT	9,280	780,727
Federal Realty Investment Trust REIT	1,810	212,729
Healthpeak Properties, Inc. REIT .	14,005	517,765
Host Hotels & Resorts, Inc. REIT (b)	18,495	294,625
Iron Mountain, Inc. REIT	7,540	329,950
Jones Lang LaSalle, Inc. (b)	1,354	301,360
Macerich Company (The) REIT	3,858	62,885
PotlatchDeltic Corporation REIT .	1,739	90,324
Prologis, Inc. REIT	19,347	2,477,190
Realogy Holdings Corporation (b)	2,839	50,307
SBA Communications Corporation, Class A REIT	2,865	976,936
Simon Property Group, Inc. REIT	8,546	1,081,240
UDR, Inc. REIT	7,798	428,812

		16,638,618

Materials — 3.1%
Air Products & Chemicals, Inc	5,780	1,682,153
Albemarle Corporation	3,062	630,894
Amcor PLC (a)	41,125	475,405
Avery Dennison Corporation	2,174	458,018
Axalta Coating Systems Ltd. (b)	5,638	169,704
Ball Corporation	8,535	690,311
Compass Minerals International, Inc	835	57,248
Domtar Corporation (b)	1,504	82,585
Ecolab, Inc	6,724	1,484,861

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS July 31, 2021	continued

	SHARES	VALUE
Materials — (continued)
H.B. Fuller Company	1,424	$92,019
International Flavors & Fragrances, Inc	6,519	982,022
Linde PLC (a)	13,657	4,198,025
Minerals Technologies, Inc	864	69,310
Mosaic Company (The)	9,451	295,155
Newmont Corporation	20,980	1,317,964
PPG Industries, Inc	6,159	1,007,120
Schnitzer Steel Industries, Inc., Class A	666	34,912
Sealed Air Corporation	4,038	229,156
Sherwin-Williams Company (The)	6,674	1,942,334
Sonoco Products Company	2,586	164,961

		16,064,157

Renewable Energy & Energy Efficiency — 3.0%
Acuity Brands, Inc	941	165,033
Itron, Inc. (b)	1,066	105,129
Johnson Controls International, PLC	18,884	1,348,695
Ormat Technologies, Inc	1,123	78,318
Tesla, Inc. (b)	20,056	13,782,483

		15,479,658

Technology Hardware & Equipment — 2.9%
Cisco Systems, Inc	110,217	6,102,715
Cognex Corporation	4,585	414,530
CommScope Holding Company, Inc. (b)	5,179	109,588
Corning, Inc	20,039	838,833
Dell Technologies, Inc., Class C (b)	6 ,910	667,644
F5 Networks, Inc. (b)	1,632	337,024
Flex Ltd. (b)	13,177	236,791
Hewlett Packard Enterprise Company	34,216	496,132
HP, Inc	32,676	943,356
Keysight Technologies, Inc. (b)	4,884	803,662
Motorola Solutions, Inc	4,423	990,398
Plantronics, Inc. (b)	947	29,537
TE Connectivity Ltd. (a)	8,638	1,273,846
Trimble, Inc. (b)	6,515	557,033
Xerox Holdings Corporation	4,287	103,445
Zebra Technologies Corporation, Class A (b)	1,403	775,129

		14,679,663

	SHARES	VALUE
Household & Personal Products — 2.8%
Clorox Company (The)	3,287	$594,585
Colgate-Palmolive Company	21,097	1,677,211
Estee Lauder Companies, Inc. (The), Class A	6,012	2,006,986
Kimberly-Clark Corporation	8,869	1,203,701
Procter & Gamble Company (The)	64,377	9,156,341

		14,638,824

Consumer Services — 2.5%
Aramark	6,049	212,501
Choice Hotels International, Inc	939	112,586
Darden Restaurants, Inc	3,416	498,326
Domino’s Pizza, Inc	1,023	537,576
Hilton Worldwide Holdings, Inc. (b)	7,215	948,412
Jack in the Box, Inc	604	65,751
Marriott International, Inc., Class A (b)	7,219	1,053,830
McDonald’s Corporation	19,460	4,723,137
Royal Caribbean Cruises Ltd. (b)	5,986	460,144
Starbucks Corporation	30,717	3,729,965
Vail Resorts, Inc. (b)	1,049	320,155

		12,662,383

Transportation — 2.3%
AMERCO.	253	148,754
ArcBest Corporation	622	36,766
Avis Budget Group, Inc. (b)	1,373	113,643
C.H. Robinson Worldwide, Inc	3,446	307,280
CSX Corporation	59,844	1,934,158
Delta Air Lines, Inc. (b)	4,180	166,782
Echo Global Logistics, Inc. (b)	657	20,321
Expeditors International of Washington, Inc	4,386	562,504
Kansas City Southern	2,381	637,632
Ryder System, Inc	1,384	105,392
Southwest Airlines Company (b) .	3,832	193,593
Union Pacific Corporation	17,479	3,823,706
United Parcel Service, Inc., Class B	18,775	3,592,784

		11,643,315

Insurance — 2.2%
Allstate Corporation (The)	7,931	1,031,427
Arthur J. Gallagher & Company .	5,058	704,630
Chubb Ltd. (a)	11,773	1,986,576
Hartford Financial Services Group, Inc. (The)	9,265	589,439

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS July 31, 2021	continued

	SHARES	VALUE
Insurance — (continued)
Lincoln National Corporation	4,785	$294,852
Loews Corporation	5,961	319,688
Marsh & McLennan Companies, Inc	13,243	1,949,634
Principal Financial Group, Inc	7,105	441,434
Progressive Corporation (The)	15,324	1,458,232
Prudential Financial, Inc	10,326	1,035,491
Travelers Companies, Inc. (The)	6,613	984,808
Willis Towers Watson PLC (a)	3,382	696,963

		11,493,174

Consumer Durables & Apparel — 1.9%
Callaway Golf Company (b)	2,505	79,358
Capri Holdings Ltd. (a)(b)	3,970	223,551
Columbia Sportswear Company	871	86,769
Deckers Outdoor Corporation (b)	745	306,083
Ethan Allen Interiors, Inc	540	12,836
Garmin Ltd. (a)	4,017	631,472
Hanesbrands, Inc	9,290	169,635
Hasbro, Inc	3,424	340,483
La-Z-Boy, Inc	1,142	38,348
Mattel, Inc. (b)	9,319	202,409
Meritage Homes Corporation (b) .	976	105,974
Mohawk Industries, Inc. (b)	1,561	304,239
Newell Brands, Inc	10,016	247,896
NIKE, Inc., Class B	33,184	5,558,652
PVH Corporation (b)	1,889	197,627
Under Armour, Inc., Class A (b)	4,801	98,181
Under Armour, Inc., Class C (b)	4,998	87,565
VF Corporation	8,688	696,778
Whirlpool Corporation	1,652	365,984
Wolverine World Wide, Inc	2,235	74,962

		9,828,802

Banks — 1.8%
Bank of Hawaii Corporation	1,041	87,142
Cathay General Bancorp	1,989	75,323
CIT Group, Inc	2,521	121,613
Citizens Financial Group, Inc	11,137	469,536
Comerica, Inc	3,685	253,012
First Republic Bank	4,561	889,486
Heartland Financial USA, Inc	1,085	49,498
Huntington Bancshares, Inc	38,779	546,008
International Bancshares Corporation	1,353	52,875
KeyCorp	25,413	499,620

	SHARES	VALUE
Banks — (continued)
M&T Bank Corporation	3,369	$450,941
New York Community Bancorp, Inc	11,921	140,429
Old National Bancorp	4,311	69,364
People’s United Financial, Inc	11,368	178,478
PNC Financial Services Group, Inc. (The)	11,083	2,021,650
Regions Financial Corporation	25,053	482,270
SVB Financial Group (b)	1,459	802,392
Truist Financial Corporation	35,113	1,911,201
Umpqua Holdings Corporation	5,704	107,634
Zions Bancorp NA	4,352	226,957

		9,435,429

Telecommunication Services — 1.2%
Lumen Technologies Inc	24,476	305,216
Verizon Communications, Inc	108,037	6,026,304

		6,331,520

Commercial & Professional Services — 0.7%
ACCO Brands Corporation	2,208	19,740
ASGN, Inc. (b)	1,344	135,919
Copart, Inc. (b)	5,562	817,614
Deluxe Corporation	1,015	44,559
Exponent, Inc	1,317	141,038
Heidrick & Struggles International, Inc	506	21,611
HNI Corporation	1,054	39,314
ICF International, Inc	464	42,488
IHS Markit, Ltd. (a)	9,879	1,154,262
Interface, Inc	1,302	18,775
Kelly Services, Inc., Class A (b)	787	17,251
ManpowerGroup, Inc	1,431	169,688
Resources Connection, Inc	760	11,772
Robert Half International, Inc	3,003	294,925
Steelcase, Inc., Class A	2,064	28,380
Tetra Tech, Inc	1,437	191,868
TransUnion	5,019	602,581
TrueBlue, Inc. (b)	889	24,172

		3,775,957

Automobiles & Components — 0.4%
Aptiv PLC (a)(b)	7,063	1,178,461
Autoliv, Inc. (a)	2,215	223,449
BorgWarner, Inc	6,262	306,713
Harley-Davidson, Inc	4,045	160,263

		1,868,886

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS July 31, 2021	concluded

	SHARES	VALUE
Food & Staples Retailing — 0.3%
Kroger Co. (The)	18,960	$771,672
Sysco Corporation	13,381	992,870

		1,764,542

Utilities — 0.2%
American Water Works Company, Inc	4,759	809,554
Essential Utilities, Inc	6,102	299,730

		1,109,284

Healthy Living — 0.0%
Hain Celestial Group, Inc. (The) (b)	2,228	88,920
United Natural Foods, Inc. (b)	1,501	49,713

		138,633

Total Common Stocks (Cost $226,504,805)		514,728,212

SHORT-TERM INVESTMENTS — 0.2%
VALUE
UMB Money Market Fiduciary Account, 0.01% (c) (Cost $1,031,697)	$1,031,697

Total Short-term Investments (Cost $1,031,697)	1,031,697

TOTAL INVESTMENTS (d) — 99.9%
(Cost $227,536,502)	515,759,909
Other Assets Less Liabilities — 0.1%	371,768

NET ASSETS — 100.0%	$516,131,677

PLC – Public Limited Company

REIT – Real Estate Investment Trusts

(a)	Securities whose value are determined or significantly influenced by trading in markets other than the United States or Canada.
(b)	Non-income producing security.
(c)	The rate quoted is the annualized seven-day yield of the fund at the period end.
(d)

The cost of investments for federal income tax purposes is $232,275,703 resulting in gross unrealized appreciation and depreciation of $287,676,247 and $4,192,041 respectively, or net unrealized appreciation of $283,484,206.

See Notes to Financial Statements

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND PORTFOLIO OF INVESTMENTS July 31, 2021

COMMON STOCKS — 98.9%
	SHARES	VALUE
Japan — 18.0%
Aeon Company, Ltd	19,600	$536,351
Ajinomoto Company, Inc	14,000	356,677
Asahi Kasei Corporation	37,500	408,934
Astellas Pharma, Inc	55,900	890,341
Azbil Corporation	3,800	148,193
Capcom Company Ltd	5,500	151,227
Chugai Pharmaceutical Company, Ltd	20,200	744,381
Daikin Industries Ltd	7,500	1,566,246
Eisai Company, Ltd	7,200	592,220
Fast Retailing Company Ltd	1,800	1,220,765
FUJIFILM Holdings Corp	10,900	782,215
Fujitsu Ltd	5,900	1,003,769
Hankyu Hanshin Holdings, Inc .	7,000	206,995
Hitachi Companynstruction Machinery Company Ltd	3,400	96,069
Hulic Company Ltd	8,600	97,840
Ibiden Company Ltd	3,300	174,818
Kansai Paint Company Ltd	5,600	137,533
Kao Corp	14,500	873,065
KDDI Corp	48,900	1,495,538
Keio Corporation	3,000	168,043
Kikkoman Corporation	4,500	275,566
Kobe Bussan Company Ltd	4,300	144,783
Komatsu Ltd	26,600	666,571
Kurita Water Industries Ltd	2,900	140,849
Mitsui Fudosan Company Ltd	27,700	647,827
Miura Company Ltd	2,600	114,813
MS&AD Insurance Group Holdings, Inc	13,300	411,117
Nippon Yusen KK	4,900	264,757
Nitto Denko Corporation	4,600	341,773
Nomura Research Institute Ltd	10,600	341,106
Odakyu Electric Railway Company Ltd	9,000	214,795
Omron Corporation	5,600	479,220
Orix JREIT, Inc. REIT	79	150,739
Panasonic Corporation	66,800	806,614
Resona Holdings, Inc	64,700	242,928
Secom Company Ltd	6,400	484,420
Sekisui House Ltd	18,700	370,363
SG Holdings Company Ltd	9,700	260,824
Shimizu Corporation	16,300	120,042
Shionogi & Company Ltd	8,000	421,318

	SHARES	VALUE
Japan — (continued)
Sohgo Security Services Company Ltd	2,100	$98,197
Sompo Holdings, Inc	9,700	401,018
Sony Corporation	38,100	3,980,173
Stanley Electric Company Ltd	3,800	99,153
Sumitomo Chemical Company, Ltd	45,400	236,331
Sumitomo Mitsui Trust Holdings, Inc	10,200	334,824
Suntory Beverage & Food Ltd	4,100	143,756
Sysmex Corporation	5,100	606,852
Tokyo Century Corporation	1,100	60,536
Tokyo Electron Ltd	4,500	1,855,915
Tokyu Corp	15,300	205,061
Toray Industries, Inc	41,800	275,219
TOTO Ltd	4,300	222,956
West Japan Railway Company	5,000	271,662
Yamaha Corporation	4,100	227,198
Yamaha Motor Company Ltd	8,400	210,342
Yaskawa Electric Corporation	7,200	356,520
Z Holdings Corporation	79,700	398,913

		28,536,271

Canada — 11.0%
Agnico Eagle Mines Ltd	7,356	475,876
Ballard Power Systems, Inc. (a)	6,924	112,107
Bank of Montreal	19,557	1,936,419
Bank of Nova Scotia (The)	36,647	2,287,353
Canadian National Railway Company	21,480	2,333,944
FirstService Corporation	1,206	224,631
Gildan Activewear, Inc	5,978	206,087
Intact Financial Corporation	4,791	652,829
Magna International, Inc	8,668	726,734
Metro, Inc	7,581	393,147
National Bank of Canada	10,184	779,473
Ritchie Bros Auctioneers, Inc	3,332	198,916
Rogers Communications, Inc., Class B	10,712	546,762
Shopify, Inc. (a)	3,400	5,104,360
TMX Group Ltd	1,719	188,779
Toromont Industries Ltd	2,515	212,533
Wheaton Precious Metals Corporation	13,544	625,634
WSP Global, Inc	3,423	406,310

		17,411,894

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND PORTFOLIO OF INVESTMENTS July 31, 2021	continued

	SHARES	VALUE
Germany — 10.3%
adidas AG	5,760	$2,090,594
Allianz SE	12,466	3,098,566
Beiersdorf AG	3,062	363,682
Deutsche Boerse AG	5,751	959,627
Deutsche Post AG	29,979	2,031,698
Henkel AG & Company KGaA	3,083	280,319
Henkel AG & Company KGaA (b)	5,411	548,588
Merck KGaA	3,919	802,229
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	4,221	1,138,918
Puma SE	3,167	388,491
SAP SE	31,600	4,534,922
Telefonica Deutschland Holding AG	30,333	81,762

		16,319,396

United Kingdom — 9.9%
Abrdn Plc	65,309	257,650
Ashtead Group PLC	13,607	1,018,238
Associated British Foods PLC	10,719	298,071
Barratt Developments PLC	30,517	298,243
Berkeley Group Holdings PLC	3,671	247,169
British Land Company PLC (The) REIT	26,861	190,181
BT Group PLC (a)	270,688	652,037
Burberry Group PLC	12,173	349,176
Coca-Cola Europacific Partners PLC	6,140	381,048
Compass Group PLC (a)	53,953	1,140,063
Croda International PLC	4,239	496,239
Informa PLC (a)	45,070	309,701
InterContinental Hotels Group PLC (a)	5,594	369,461
J Sainsbury PLC	50,466	198,735
JD Sports Fashion PLC	15,664	195,184
Kingfisher PLC	63,586	326,619
Mondi PLC	14,592	404,558
RELX PLC	58,522	1,720,274
Schroders PLC	3,800	192,987
Segro PLC REIT	36,289	613,458
St. James’s Place PLC	16,383	360,961
Taylor Wimpey PLC	109,926	251,329
Unilever PLC	79,570	4,579,533
United Utilities Group PLC	20,370	303,310
Whitbread PLC (a)	6,048	255,632

	SHARES	VALUE
United Kingdom — (continued)
Wm Morrison Supermarkets PLC	72,484	$269,624

		15,679,481

Switzerland — 9.7%
Coca-Cola HBC AG (a)	6,103	230,474
Givaudan SA	280	1,397,472
Kuehne + Nagel International AG	1,618	545,775
Lonza Group AG	2,257	1,757,262
Roche Holding AG	21,252	8,209,453
SGS SA	185	598,752
Sonova Holding AG	1,676	658,020
Swiss Life Holding AG	963	496,691
Swiss Re AG	9,166	830,948
Swisscom AG	772	463,948
Vifor Pharma AG	1,475	206,270

		15,395,065

France — 8.9%
Amundi SA (c)	1,846	170,483
AXA SA	58,535	1,515,869
Bureau Veritas SA	8,819	291,234
Carrefour SA	18,394	341,653
Cie Generale des Etablissements Michelin SCA	5,111	834,836
CNP Assurances	5,037	85,619
Danone SA	19,743	1,452,155
EssilorLuxottica SA	8,636	1,630,316
Gecina SA REIT	1,396	221,391
L’Oreal SA	7,622	3,486,987
Schneider Electric SE	16,324	2,734,059
Unibail-Rodamco-Westfield REIT (a)	3,727	310,218
Valeo SA	7,041	203,594
Vivendi SA	21,480	725,726

		14,004,140

Netherlands — 8.0%
Akzo Nobel NV	5,786	714,723
ASML Holding NV	11,895	9,092,277
CNH Industrial NV	31,178	520,591
Koninklijke DSM NV	5,213	1,050,836
NN Group NV	8,540	424,574
Wolters Kluwer NV	8,103	923,761

		12,726,762

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND PORTFOLIO OF INVESTMENTS July 31, 2021	continued

	SHARES	VALUE
Denmark — 5.6%
Ambu A/S, Class B	5,076	$187,795
Coloplast A/S, Class B	3,577	654,103
Genmab A/S (a)	1,983	896,275
GN Store Nord A/S	3,843	336,775
Novo Nordisk A/S, Class B	52,098	4,822,783
Novozymes A/S	6,348	498,729
Pandora A/S	3,052	394,798
Vestas Wind Systems A/S	30,468	1,123,494

		8,914,752

Australia — 4.4%
ASX Ltd	5,962	337,739
BlueScope Steel Ltd	15,338	271,989
Brambles Ltd	44,859	384,062
Cochlear Ltd	1,978	357,851
Coles Group Ltd	40,142	516,600
Computershare Ltd	16,496	189,662
Dexus REIT	32,748	247,375
Fortescue Metals Group Ltd	51,258	936,599
GPT Group (The) REIT	57,281	196,396
Insurance Australia Group Ltd	75,442	269,032
Lendlease Group	20,486	183,875
Mirvac Group REIT	118,522	248,760
Newcrest Mining Ltd	24,890	481,054
Northern Star Resources Ltd	33,156	247,046
Ramsay Health Care Ltd	5,483	259,308
REA Group Ltd	1,593	189,761
SEEK Ltd	10,062	217,657
Stockland REIT	72,331	233,925
Sydney Airport (a)	40,260	231,660
Transurban Group	83,062	876,104
Vicinity Centres REIT	119,331	136,354

		7,012,809

Hong Kong — 2.2%
BOC Hong Kong Holdings Ltd	113,500	364,479
Hang Seng Bank Ltd	23,417	448,467
Hong Kong Exchanges & Clearing Ltd	36,320	2,321,185
MTR Corporation Ltd	46,667	276,670
Swire Properties Ltd	35,000	99,545

		3,510,346

Singapore — 1.8%
CapitaLand Ltd	80,011	237,701
City Developments Ltd	11,900	60,027
DBS Group Holdings Ltd	54,736	1,224,745

	SHARES	VALUE
Singapore — (continued)
Oversea-Chinese Banking Corporation Ltd	101,200	$915,550
Singapore Telecommunications Ltd	251,700	421,853

		2,859,876

Spain — 1.5%
Banco Bilbao Vizcaya Argentaria SA (a)	202,162	1,294,125
Industria de Diseno Textil SA	32,929	1,116,824

		2,410,949

Sweden — 1.5%
Boliden AB	8,225	320,544
Electrolux AB	6,995	183,712
Essity AB, Class B	18,489	604,918
Husqvarna AB B Shares	12,622	176,628
ICA Gruppen AB	2,943	145,468
Svenska Cellulosa AB SCA, Class B	18,254	339,527
Tele2 AB B Shares	15,284	224,507
Telia Company AB	80,189	351,734

		2,347,038

Ireland — 1.2%
CRH PLC (d)	23,632	1,181,096
Kerry Group PLC, Class A	4,837	717,230

		1,898,326

Italy — 1.0%
Amplifon SpA	3,794	187,363
Intesa Sanpaolo SpA	500,996	1,384,009

		1,571,372

Norway — 1.0%
DNB Bank ASA	28,190	577,693
Mowi ASA.	13,263	337,936
Orkla ASA	22,833	207,377
Telenor ASA	21,099	366,322

		1,489,328

New Zealand — 0.8%
Fisher & Paykel Healthcare Corporation Ltd	17,201	378,637
Meridian Energy Ltd	39,353	143,086
Ryman Healthcare Ltd	13,236	121,575
Spark New Zealand Ltd	56,175	185,425
Xero Ltd. (a)	3,960	410,852

		1,239,575

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND PORTFOLIO OF INVESTMENTS July 31, 2021	concluded

	SHARES	VALUE
Finland — 0.6%
Elisa Oyj	4,274	$274,693
Kesko Oyj B Shares	8,257	353,908
Orion Oyj, Class B	3,295	140,252
Wartsila OYJ Abp	14,292	215,301

		984,154

Belgium — 0.6%
KBC Group NV	7,528	606,170
Umicore SA	5,918	367,309

		973,479

Jersey — 0.6%
Ferguson PLC	6,823	956,543

Israel — 0.2%
Bank Leumi Le-Israel BM (a)	43,587	333,056

Portugal — 0.1%
Jeronimo Martins SGPS SA	7,842	159,770

Total Common Stocks (Cost $122,600,527)		156,734,382

SHORT-TERM INVESTMENTS — 0.3%
VALUE
UMB Money Market Fiduciary Account, 0.01% (e) (Cost $455,750)	$455,750

Total Short-term Investments (Cost $455,750)	455,750

TOTAL INVESTMENTS (f) — 99.2%
(Cost $123,056,277)	157,190,132
Other Assets Less Liabilities — 0.8%	1,320,044

NET ASSETS — 100.0%	$158,510,176

REIT – Real Estate Investment Trusts

PLC – Public Limited Company

(a)	Non-income producing security.
(b)	Preference shares.
(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. The total value of these securities is $170,483.

(d)	Shares of this security are traded on the Irish Stock Exchange.
(e)	The rate quoted is the annualized seven-day yield of the fund at the period end.
(f)

The cost of investments for federal income tax purposes is $125,063,540 resulting in gross unrealized appreciation and depreciation of $35,426,247 and $3,299,655 respectively, or net unrealized appreciation of $32,126,592.

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF ASSETS AND LIABILITIES

July 31, 2021

	BALANCED FUND	EQUITY FUND	MSCI INTERNATIONAL INDEX FUND
ASSETS:
Investments, at value (cost $267,297,251, $227,536,502 and $123,056,277, respectively)	$409,591,324	$515,759,909	$157,190,132
Foreign cash, at value (cost $858,029)	—	—	867,589
Receivables for:
Capital stock sold	259,504	580,313	187,438
Interest	841,394	8	5
Dividends	138,654	405,671	472,448

Total assets	410,830,876	516,745,901	158,717,612

LIABILITIES:
Payable for capital stock repurchased	11,744	117,237	65,457
Accrued expenses	480,934	496,987	141,979

Total liabilities	492,678	614,224	207,436

NET ASSETS	$410,338,198	$516,131,677	$158,510,176

NET ASSETS CONSIST OF:
Paid-in capital (par value of $0.01 per share with unlimited number of shares authorized)	$254,479,627	$226,701,647	$124,597,858
Net distributable earnings	155,858,571	289,430,030	33,912,318

NET ASSETS	$410,338,198	$516,131,677	$158,510,176

NET ASSET VALUE PER SHARE PER CLASS:
Individual Investor Class Shares:
Net assets applicable to shares outstanding	$323,990,732	$338,094,145	$46,507,964
Shares of beneficial interest issued and outstanding	8,706,414	4,738,267	3,113,899
Net asset value per share	$37.21	$71.35	$14.94

Institutional Class Shares:
Net assets applicable to shares outstanding	$86,347,466	$178,037,532	$112,002,212
Shares of beneficial interest issued and outstanding	2,316,895	2,503,217	7,514,818
Net asset value per share	$37.27	$71.12	$14.90

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF OPERATIONS

For the year ended July 31, 2021

	BALANCED FUND	EQUITY FUND	MSCI INTERNATIONAL INDEX FUND
INVESTMENT INCOME:
Interest income	$2,482,675	$117	$75
Dividend and other income (net of $17,777, $0 and $328,566 foreign withholding taxes, respectively)	3,029,134	6,009,492	2,554,627

Total investment income	5,511,809	6,009,609	2,554,702

EXPENSES:
Administrative services fee.	2,868,240	4,038,230	985,469
Investment advisory fee	2,283,811	984,205	348,762

Total expenses	5,152,051	5,022,435	1,334,231

NET INVESTMENT INCOME	359,758	987,174	1,220,471

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on:
Investments	16,446,802	7,041,775	2,711,229
Foreign currency transactions	—	—	16,263
Change in net unrealized appreciation on:
Investments	62,893,208	130,962,212	26,480,710
Foreign currency translations	—	—	3,365

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	79,340,010	138,003,987	29,211,567

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$79,699,768	$138,991,161	$30,432,038

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	BALANCED FUND		EQUITY FUND		MSCI INTERNATIONAL INDEX FUND
	FOR THE YEAR ENDED JULY 31, 2021	FOR THE YEAR ENDED JULY 31, 2020	FOR THE YEAR ENDED JULY 31, 2021	FOR THE YEAR ENDED JULY 31, 2020	FOR THE YEAR ENDED JULY 31, 2021	FOR THE YEAR ENDED JULY 31, 2020
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income.	$359,758	$1,042,746	$987,174	$1,869,068	$1,220,471	$866,307
Net realized gain (loss) on investments and foreign currency transactions	16,446,802	8,447,551	7,041,775	2,131,393	2,727,492	(1,811,160)
Change in net unrealized appreciation on investments and foreign currency translations	62,893,208	13,349,692	130,962,212	40,698,197	26,484,075	5,783,874

Net increase in net assets resulting from operations	79,699,768	22,839,989	138,991,161	44,698,658	30,432,038	4,839,021

Dividends and distributions to shareholders:
Distributions
Individual Investor Class	(11,234,235)	(5,565,679)	(2,745,220)	(1,857,385)	(298,641)	(196,685)
Institutional Class	(638,469)	—	(1,738,639)	(872,217)	(1,087,148)	(616,102)

Total dividends and distributions	(11,872,704)	(5,565,679)	(4,483,859)	(2,729,602)	(1,385,789)	(812,787)

Capital share transactions:
Proceeds from sales of shares
Individual Investor Class	51,309,687	51,124,955	36,027,217	37,693,243	14,842,998	11,646,049
Institutional Class	82,462,305	—	57,870,103	38,785,741	44,720,506	27,776,825
Reinvestment of dividends and distributions
Individual Investor Class	10,913,432	5,371,066	2,678,258	1,794,741	290,831	190,192
Institutional Class	638,022	—	1,566,618	739,931	1,084,325	608,601
Payments for shares redeemed
Individual Investor Class[1]	(108,845,151)	(40,385,990)	(59,974,244)	(49,460,152)	(6,654,168)	(6,273,803)
Institutional Class[2]	(3,838,475)	—	(16,528,661)	(11,093,851)	(15,500,979)	(11,416,187)

Net increase in net assets resulting from capital share transactions	32,639,820	16,110,031	21,639,291	18,459,653	38,783,513	22,531,677

Total increase in net assets	100,466,884	33,384,341	156,146,593	60,428,709	67,829,762	26,557,911
NET ASSETS:
Beginning of period	309,871,314	276,486,973	359,985,084	299,556,375	90,680,414	64,122,503

End of period	$410,338,198	$309,871,314	$516,131,677	$359,985,084	$158,510,176	$90,680,414

[1]	Net of redemption fee received of $12,080, $44,731, $8,985, $21,573, $4,165 and $4,781, respectively.
[2]	Net of redemption fee received of $250, $0, $960, $2,691, $1,159 and $7,781, respectively.

See Notes to Financial Statements

GREEN CENTURY BALANCED FUND INDIVIDUAL INVESTOR CLASS FINANCIAL HIGHLIGHTS

	FOR THE YEARS ENDED JULY 31,
	2021	2020	2019	2018	2017
Net Asset Value, beginning of year.	$30.83	$29.05	$27.05	$25.55	$23.93

Income (loss) from investment operations:
Net investment income	0.02	0.11	0.12	0.07	0.08
Net realized and unrealized gain on investments	7.51	2.25	2.50	1.79	2.05

Total increase from investment operations	7.53	2.36	2.62	1.86	2.13

Less dividends:
Dividends from net investment income	(0.02)	(0.11)	(0.11)	(0.05)	(0.03)
Distributions from net realized gains	(1.13)	(0.47)	(0.51)	(0.31)	(0.48)

Total decrease from dividends	(1.15)	(0.58)	(0.62)	(0.36)	(0.51)

Net Asset Value, end of year	$37.21	$30.83	$29.05	$27.05	$25.55

Total return	24.86%	8.19%	10.04%	7.32%	9.07%
Ratios/Supplemental data:
Net assets, end of year (in 000’s)	$323,991	$309,871	$276,487	$247,066	$225,670
Ratio of expenses to average net assets	1.46%	1.47%	1.48%	1.48%	1.48%
Ratio of net investment income to average net assets	0.07%	0.37%	0.44%	0.25%	0.31%
Portfolio turnover(a)	17%	25%	19%	18%	26%

(a)	Calculated at Fund level.

GREEN CENTURY BALANCED FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS

	FOR THE PERIOD NOVEMBER 30 , 2020 (COMMENCEMENT OF OPERATIONS) TO JULY 31, 2021

Net Asset Value, beginning of period	$33.58

Income (loss) from investment operations:
Net investment income	0.08
Net realized and unrealized gain on investments	4.78

Total increase from investment operations.	4.86

Less dividends:
Dividends from net investment income	(0.04)
Distributions from net realized gains	(1.13)

Total decrease from dividends	(1.17)

Net Asset Value, end of period	$37.27

Total return	14.89	%(a)
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$86,347
Ratio of expenses to average net assets	1.16	%(b)
Ratio of net investment income to average net assets	0.33	%(b)
Portfolio turnover(c)	17	%(a)

(a)	Not annualized.
(b)	Annualized.
(c)	Calculated at Fund level.

See Notes to Financial Statements

GREEN CENTURY EQUITY FUND INDIVIDUAL INVESTOR CLASS FINANCIAL HIGHLIGHTS

	FOR THE YEARS ENDED JULY 31,
	2021	2020	2019	2018	2017
Net Asset Value, beginning of year.	$52.23	$46.17	$43.16	$38.05	$33.65

Income from investment operations:
Net investment income	0.09	0.25	0.25	0.22	0.27
Net realized and unrealized gain on investments	19.60	6.16	3.61	5.28	4.84

Total increase from investment operations	19.69	6.41	3.86	5.50	5.11

Less dividends:
Dividends from net investment income	(0.06)	(0.22)	(0.21)	(0.20)	(0.22)
Distributions from net realized gains	(0.51)	(0.13)	(0.64)	(0.19)	(0.49)

Total decrease from dividends	(0.57)	(0.35)	(0.85)	(0.39)	(0.71)

Net Asset Value, end of year	$71.35	$52.23	$46.17	$43.16	$38.05

Total return	37.90%	13.95%	9.33%	14.52%	15.42%
Ratios/Supplemental data:
Net assets, end of year (in 000’s)	$338,094	$265,946	$244,706	$232,609	$207,282
Ratio of expenses to average net assets	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income to average net assets	0.14%	0.52%	0.58%	0.53%	0.76%
Portfolio turnover(a)	9%	10%	14%	18%	17%

(a)	Calculated at Fund level.

GREEN CENTURY EQUITY FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS

	FOR THE YEARS ENDED JULY 31,			FOR THE PERIOD APRIL 30 , 2018 (COMMENCEMENT OF OPERATIONS) TO JULY 31, 2018
	2021	2020	2019
Net Asset Value, beginning of period	$52.10	$46.11	$43.16	$40.86

Income from investment operations:
Net investment income	0.30	0.39	0.39	0.09
Net realized and unrealized gain on investments	19.54	6.16	3.59	2.35

Total increase from investment operations	19.84	6.55	3.98	2.44

Less dividends:
Dividends from net investment income	(0.31)	(0.43)	(0.39)	(0.14)
Distributions from net realized gains.	(0.51)	(0.13)	(0.64)	—

Total decrease from dividends.	(0.82)	(0.56)	(1.03)	(0.14)

Net Asset Value, end of period	$71.12	$52.10	$46.11	$43.16

Total return	38.33%	14.28%	9.65%	6.50	%(a)
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$178,038	$94,039	$54,850	$29,978
Ratio of expenses to average net assets	0.95%	0.95%	0.95%	0.95	%(b)
Ratio of net investment income to average net assets	0.44%	0.82%	0.88%	0.83	%(b)
Portfolio turnover(c)	9%	10%	14%	18	%(a)

(a)	Not annualized.
(b)	Annualized.
(c)	Calculated at Fund level.

See Notes to Financial Statements

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND INDIVIDUAL INVESTOR CLASS FINANCIAL HIGHLIGHTS

	FOR THE YEARS ENDED JULY 31,				FOR THE PERIOD SEPTEMBER 30, 2016 (COMMENCEMENT OF OPERATIONS) TO JULY 31, 2017
	2021	2020	2019	2018
Net Asset Value, beginning of period	$11.68	$11.07	$11.50	$11.31	$10.00

Income (loss) from investment operations:
Net investment income	0.09	0.10	0.18	0.17	0.10
Net realized and unrealized gain (loss) on investments	3.27	0.59	(0.40)	0.24	1.31

Total increase (decrease) from investment operations	3.36	0.69	(0.22)	0.41	1.41

Less dividends:
Dividends from net investment income	(0.10)	(0.08)	(0.16)	(0.19)	(0.10)
Distributions from net realized gains	—	—	(0.05)	(0.03)	—

Total decrease from dividends	(0.10)	(0.08)	(0.21)	(0.22)	(0.10)

Net Asset Value, end of period	$14.94	$11.68	$11.07	$11.50	$11.31

Total return	28.76%	6.28%	(1.82)%	3.62%	14.18	%(a)
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$46,508	$29,073	$22,110	$18,744	$8,087
Ratio of expenses to average net assets	1.28%	1.28%	1.28%	1.28%	1.28	%(b)
Ratio of net investment income to average net assets	0.77%	0.98%	1.79%	1.71%	1.79	%(b)
Portfolio turnover(c)	31%	20%	23%	28%	13	%(a)

(a)	Not annualized.
(b)	Annualized.
(c)	Calculated at Fund level.

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS

	FOR THE YEARS ENDED JULY 31,				FOR THE PERIOD SEPTEMBER 30, 2016 (COMMENCEMENT OF OPERATIONS) TO JULY 31, 2017
	2021	2020	2019	2018
Net Asset Value, beginning of period	$11.66	$11.07	$11.50	$11.31	$10.00

Income (loss) from investment operations:
Net investment income	0.13	0.13	0.21	0.21	0.12
Net realized and unrealized gain (loss) on investments	3.26	0.59	(0.38)	0.23	1.31

Total increase (decrease) from investment operations	3.39	0.72	(0.17)	0.44	1.43

Less dividends:
Dividends from net investment income	(0.15)	(0.13)	(0.21)	(0.22)	(0.12)
Distributions from net realized gains	—	—	(0.05)	(0.03)	—

Total decrease from dividends	(0.15)	(0.13)	(0.26)	(0.25)	(0.12)

Net Asset Value, end of period	$14.90	$11.66	$11.07	$11.50	$11.31

Total return	29.09%	6.51%	(1.43)%	3.90%	14.36	%(a)
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$112,002	$61,608	$42,012	$31,808	$15,574
Ratio of expenses to average net assets	0.98%	0.98%	0.98%	0.98%	0.98	%(b)
Ratio of net investment income to average net assets	1.07%	1.28%	2.09%	2.01%	2.09	%(b)
Portfolio turnover(c)	31%	20%	23%	28%	13	%(a)

(a)	Not annualized.
(b)	Annualized.
(c)	Calculated at Fund level.

See Notes to Financial Statements

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS

NOTE 1 — Organization and Significant Accounting Policies

Green Century Funds (the “Trust”) is a Massachusetts business trust which offers three separate series, the Green Century Balanced Fund (the “Balanced Fund”), the Green Century Equity Fund (the “Equity Fund”) and the Green Century MSCI International Index Fund (the “MSCI International Index Fund”), each a “Fund” and collectively, the “Funds”. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end, diversified management investment company. The Trust accounts separately for the assets, liabilities and operations of each series. The Balanced Fund Investor Share Class commenced operations on March 18, 1992, The Balanced Fund Institutional Share Class commenced operations on November 30, 2020, the Equity Fund Individual Investor Share Class commenced operations on September 13, 1995, the Equity Fund Institutional Share Class commenced operations on April 30, 2018, and the Individual Investor Share Class and Institutional Share Class of the MSCI International Index Fund commenced operations on September 30, 2016.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

The following is a summary of the Funds’ significant accounting policies:

(A)

Investment Valuation:    Equity securities listed on U.S. national securities exchanges other than NASDAQ are valued at last sale price. If a last sale price is not available, securities listed on U.S. national exchanges other than NASDAQ are valued at the mean between the closing bid and closing ask prices. NASDAQ National Market® and SmallCapSM securities are valued at the NASDAQ Official Closing Price (“NOCP”). The NOCP is based on the last traded price if it falls within the concurrent best bid and ask prices and is normalized pursuant to NASDAQ’s published procedures if it falls outside this range. If a NOCP is not available for any such security, the security is valued at the last sale price, or, if there have been no sales that day, at the mean between the closing bid and closing ask prices. Unlisted U.S. equity securities are valued at last sale price, or when last sale prices are not available, at the last quoted bid price. Debt securities (other than certificates of deposit and short-term obligations maturing in sixty days or less) are valued on the basis of valuations furnished by an independent pricing service which takes into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices. Securities, if any, for which there are no such valuations or quotations available, or for which the market quotation or valuation provided by a pricing service is deemed not reliable, are valued at fair value by management as determined in good faith under guidelines established by the Trustees. Certificates of deposit are valued at cost plus accrued interest, and short-term obligations maturing in sixty days or less are valued at amortized cost, both of which approximate market value.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS	continued

For non-U.S. securities traded in foreign markets, the MSCI International Index Fund uses a fair value model developed by an independent pricing service to assist in valuing those securities. If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s next NAV is calculated, such event may cause the closing price on the foreign exchange to not represent the readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Examples of level 2 inputs include 1) quoted prices for identical or similar assets in markets that are not active 2) investments valued at amortized cost and 3) investments valued with inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

Level 3 – significant unobservable inputs, including the Funds’ own assumptions in determining the fair value of investments.

In some cases, the inputs used to measure the fair value of an asset or a liability might be categorized within different levels of the fair value hierarchy. In those cases, the fair value measurement is categorized in its entirety in the same level of the fair value hierarchy as the lowest level input that is significant to the entire measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS	continued

The following is a summary of the inputs used to value the Balanced Fund’s net assets as of July 31, 2021:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
COMMON STOCKS	$270,884,059	$ —	$ —	$270,884,059
BONDS & NOTES	—	132,949,877	—	132,949,877
SHORT-TERM OBLIGATIONS	5,757,388	—	—	5,757,388

TOTAL	$276,641,447	$132,949,877	$ —	$409,591,324

The following is a summary of the inputs used to value the Equity Fund’s net assets as of July 31, 2021:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
COMMON STOCKS	$514,728,212	$ —	$ —	$514,728,212
SHORT-TERM OBLIGATIONS	1,031,697	—	—	1,031,697

TOTAL	$515,759,909	$ —	$ —	$515,759,909

The following is a summary of the inputs used to value the MSCI International Index Fund’s net assets as of July 31, 2021:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
COMMON STOCKS
JAPAN	$ —	$28,536,271	$ —	$28,536,271
CANADA	17,411,894	—	—	17,411,894
GERMANY	—	16,319,396	—	16,319,396
UNITED KINGDOM	650,672	15,028,809	—	15,679,481
SWITZERLAND	—	15,395,065	—	15,395,065
FRANCE	—	14,004,140	—	14,004,140
NETHERLANDS	—	12,726,762	—	12,726,762
DENMARK	—	8,914,752	—	8,914,752
AUSTRALIA	—	7,012,809	—	7,012,809
HONG KONG	—	3,510,346	—	3,510,346
SINGAPORE	—	2,859,876	—	2,859,876
SPAIN	—	2,410,949	—	2,410,949
SWEDEN	145,468	2,201,570	—	2,347,038
IRELAND	717,230	1,181,096	—	1,898,326
ITALY	—	1,571,372	—	1,571,372
NORWAY	577,693	911,635	—	1,489,328
NEW ZEALAND	—	1,239,575	—	1,239,575
FINLAND	—	984,154	—	984,154
BELGIUM	—	973,479	—	973,479
JERSEY	—	956,543	—	956,543
ISRAEL	—	333,056	—	333,056
PORTUGAL	159,770	—	—	159,770

TOTAL COMMON STOCKS	19,662,727	137,071,655	—	156,734,382

SHORT-TERM OBLIGATIONS	455,750	—	—	455,750

TOTAL	$20,118,477	$137,071,655	$ —	$157,190,132

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS	continued

There were no transfers into or out of Level 3 during the reporting period.

(B)

Securities Transactions and Investment Income:    Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are determined using the identified cost basis. Interest income, including amortization of premiums and accretion of discounts on bonds, is recognized on the accrual basis and dividend income is recorded on ex-dividend date. Income, expenses and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.

(C)

Currency Translation and Contracts:    Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities, and income and expense items denominated in foreign currencies, are translated into U.S. dollar amounts on the respective dates of such transactions. Occasionally, events impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board of Trustees. The Funds do not separately report the effect of fluctuations in foreign exchange rates from changes in market prices on securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in fair value of assets and liabilities other than investments in securities held at the end of the reporting period, resulting from changes in exchange rates. When a Fund purchases or sells foreign securities, it enters into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed-upon exchange rate on a specified date. The MSCI International Index Fund had no open foreign currency spot contracts outstanding as of July 31, 2021.

Cash, including cash denominated in foreign currencies, represents cash on hand held at major financial institutions and is subject to credit risk to the extent the balance exceeds applicable Federal Deposit Insurance Corporation (FDIC) or Securities Investor Protection Corporation (SIPC) limitations.

(D)

Distributions:    Distributions to shareholders are recorded on the ex-dividend date. The Funds declare and pay dividends of net investment income, if any, semi-annually and distribute net realized capital gains, if any, annually. The amount and character of income and net realized gains to be distributed are determined in accordance with Federal income tax rules and regulations, which may differ from U.S. GAAP. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

(E)

Federal Taxes:    Each series of the Trust is treated as a separate entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Accordingly, no provisions for Federal income or excise tax are necessary.

U.S. GAAP requires that all entities, including pass-through entities such as the Funds, establish a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Funds recognize tax benefits only if it is more likely than not that a tax position (including the Funds’ assertion that their income is exempt from tax) will be sustained upon examination. The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of July 31, 2021. Also, the Funds had recognized no interest and

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS	continued

penalties related to uncertain tax benefits through July 31, 2021. At July 31, 2021, the tax years 2018 through 2021 remain open to examination by the Internal Revenue Service.
(F)

Redemption Fee:    A 2.00% redemption fee is retained by the Funds to offset the effect of transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions or exchanges of shares held 60 days or less from their purchase date. For the year ended July 31, 2021, the Balanced Fund, Equity Fund and MSCI International Index Fund received $12,330, $9,945 and $5,324 respectively, in redemption fees. Redemption fees are recorded as an adjustment to paid-in capital.

(G)

Indemnification:    The Funds’ organizational documents provide that trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote. As of July 31, 2021, no liability has been accrued.

(H)

Offsetting of Assets and Liabilities:    As of July, 31, 2021, there are no master netting arrangements related to the Funds. The Funds’ Statements of Assets and Liabilities present derivative instruments on a gross basis, if applicable. As of July 31, 2021, no derivative instruments were held by the Funds.

NOTE 2 — Transactions With Affiliates

(A)

Investment Adviser:    Green Century Capital Management, Inc. (“Green Century”) is the adviser (“the Adviser”) for the Funds. Green Century is owned by Paradigm Partners. Green Century oversees the portfolio management of the Funds on a day-to-day basis. Effective February 1, 2018, Green Century and the Funds on behalf of the Balanced Fund entered into a contractual investment advisory fee waiver agreement pursuant to which Green Century agreed to waive that portion of the fee to which it is otherwise entitled under the Advisory Agreement between Green Century and the Funds with respect to the Balanced Fund, so that Green Century’s investment advisory fee with respect to the Fund shall be equal on an annual basis to 0.65% of the average daily net assets of the Fund up to $250 million and 0.60% of the value of the average daily net assets of the Fund in excess of $250 million, accrued daily and paid monthly. Effective November 28, 2018, the Balanced Fund’s Advisory Agreement was amended to reflect the same reduction in the advisory fee that was stipulated in the fee waiver agreement. Prior to February 1, 2018, the Balanced Fund paid Green Century a fee, accrued daily and paid monthly, at an annual rate of 0.65% of the average daily net assets of the Fund. The Equity Fund pays Green Century a fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Equity Fund’s average daily net assets up to but not including $100 million, 0.22% of average daily net assets including $100 million up to but not including $500 million, 0.17% of average daily net assets including $500 million up to but not including $1 billion and 0.12% of average daily net assets equal to or in excess of $1 billion. The MSCI International Index Fund pays Green Century a fee, accrued daily and paid monthly, at an annual rate of 0.28% of the MSCI International Index Fund’s average daily net assets.

(B)

Subadvisers:    Trillium Asset Management, LLC (“Trillium”) is the subadviser for the Balanced Fund. Effective February 1, 2018, Green Century, Trillium, and the Funds on behalf of the Balanced Fund entered into a contractual investment subadvisory fee waiver agreement pursuant to which Trillium agreed to waive that portion of the fee to which it is otherwise entitled under the Subadvisory Agreement between Green Century, Trillium and the Funds with respect to the Balanced Fund, so that Trillium’s investment subadvisory fee with respect to the Fund shall be equal on an annual basis to 0.40% of the value of the average daily net assets of the Fund up to $30 million, 0.35% of the value of the average daily net assets of the Fund in excess of $30 million up to $250 million, and 0.30% of the value of the average daily net assets of the Fund in excess of $250 million.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS	continued

Effective November 28, 2018, the Balanced Fund’s Subadvisory Agreement was amended to reflect the same reduction in the subadvisory fee that was stipulated in the fee waiver agreement. Prior to February 1, 2018, Trillium was paid a fee by the Adviser at an annual rate of 0.40% on the first $30 million of average daily net assets and 0.35% on average daily net assets in excess of $30 million for its services. For the year ended July 31, 2021, Green Century accrued fees of $1,219,596 to Trillium. Northern Trust Investments, Inc. (“Northern Trust”) is the subadviser for the Equity Fund and MSCI International Index Fund. For the Equity Fund, Northern Trust is paid a fee by the Adviser based on Northern Trust’s fee schedule of the greater of $75,000 or 0.10% of the value of the average daily net assets of the Fund up to but not including $50 million, 0.05% of the average daily net assets of the Fund from and including $50 million up to but not including $100 million and 0.03% of the average daily net assets of the Fund equal to or in excess of $100 million for its services. For the MSCI International Index Fund, Northern Trust is paid a fee by the Adviser based on Northern Trust’s fee schedule of the greater of $100,000 or 0.17% of the value of the average daily net assets of the Fund up to but not including $50 million, 0.12% of the average daily net assets of the Fund from and including $50 million up to but not including $100 million and 0.08% of the average daily net assets of the Fund equal to or in excess of $100 million for its services. For the year ended July 31, 2021, Green Century accrued fees of $175,118 and $164,643 to Northern Trust for the Equity Fund and the MSCI International Index Fund, respectively.
(C)

Administrator:    Green Century is the administrator (“the Administrator”) of the Green Century Funds. Pursuant to the Administrative Services Agreement, Green Century pays all the expenses of each Fund other than the investment advisory fees; interest; taxes; brokerage costs and other capital expenses; expenses of non-interested trustees (including counsel fees) and any extraordinary expenses. The Balanced Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 1.48% of the Fund’s Individual Investor Class average daily net assets up to and including $250 million and 1.43% of the Fund’s Individual Investor Class average daily net assets in excess of $250 million, and 1.18% of the Fund’s Institutional Class average daily net assets up to and including $250 million and 1.13% of the Fund’s Institutional Class average daily net assets in excess of $250 million. The Equity Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 1.25% of the Fund’s Individual Investor Class average daily net assets, and 0.95% of the Fund’s Institutional Class average daily net assets. The MSCI International Index Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 1.28% of the Fund’s Individual Investor Class average daily net assets, and 0.98% of the Fund’s Institutional Class average daily net assets.

(D)

Subadministrator:    Pursuant to a Subadministrative and Fund Accounting Services Agreement with the Administrator, UMB Fund Services, Inc. (“UMBFS”) as Subadministrator and Fund Accountant, is responsible for conducting fund accounting and certain day-to-day administration of the Trust subject to the supervision and direction of the Administrator. For the year ended July 31, 2021, Green Century accrued fees of $226,947, $274,237, and $108,080 to UMBFS related to services performed on behalf of the Balanced Fund, the Equity Fund, and the MSCI International Index Fund, respectively.

(E)

Index Agreements:    The Equity Fund invests in the securities of the companies included in the MSCI KLD 400 Social ex Fossil Fuels Index (the “KLD Index”). The Index is owned and maintained by MSCI ESG Research (“MSCI”). For the use of the KLD Index for the Equity Fund, MSCI is paid by the Adviser an annual license fee of $26,000, plus the greater of $26,000 or at an annual rate of 0.05% on the first $100 million of average daily net assets, 0.04% on the next $100 million of average daily net assets, and 0.03% on average daily net assets in excess of $200 million. The MSCI International Index Fund invests in the securities included in the MSCI World

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS	continued

ex USA SRI ex Fossil Fuels Index (the “World Index”). The Index is owned and maintained by MSCI. For the use of the World Index for the MSCI International Index Fund, MSCI is paid by the Adviser an annual license fee of $21,150, plus the greater of $25,000 or at an annual rate of 0.05% on the first $100 million of average daily net assets, 0.04% on the next $100 million of average daily net assets, and 0.03% on average daily net assets in excess of $200 million. For the year ended July 31, 2021, Green Century accrued fees of $186,118 and $75,821 to MSCI for the Equity Fund and MSCI International Index Fund, respectively.

NOTE 3 — Investment Transactions

For the year ended July 31, 2021, the Balanced Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $92,378,384 and $57,412,770 respectively. The Equity Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $56,068,765 and $38,352,963, respectively. The MSCI International Index Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $75,133,299 and $37,006,306, respectively.

NOTE 4 — Federal Income Tax Information

The tax basis of the components of distributable net earnings (deficit) at July 31, 2021 were as follows:

	BALANCED FUND	EQUITY FUND	MSCI INTERNATIONAL INDEX FUND
Undistributed ordinary income	$2,184,375	$597,353	$608,514
Undistributed long-term capital gains	11,120,985	5,348,471	1,156,779

Tax accumulated earnings	13,305,360	5,945,824	1,765,293

Accumulated capital and other losses
Unrealized appreciation (depreciation)	142,553,211	283,484,206	32,126,592
Foreign currency translations	—	—	20,433

Distributable net earnings (deficit)	$155,858,571	$289,430,030	$33,912,318

The tax character of distributions paid during the fiscal year ended July 31, 2021 and the year ended July 31, 2020 were as follows:

	BALANCED FUND		EQUITY FUND
	YEAR ENDED JULY 31, 2021	YEAR ENDED JULY 31, 2020	YEAR ENDED JULY 31, 2021	YEAR ENDED JULY 31, 2020
Ordinary income	$670,021	$1,380,364	$1,620,123	$2,051,600
Long-term capital gains	11,202,683	4,185,315	2,863,736	678,002

	MSCI INTERNATIONAL INDEX FUND
	YEAR ENDED JULY 31, 2021	YEAR ENDED JULY 31, 2020
Ordinary income	$1,385,789	$812,787
Long-term capital gains	—	—

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS	continued

NOTE 5 — Capital Share Transactions

Capital Share transactions for the Balanced Fund, the Equity Fund and the MSCI International Index Fund were as follows:

	BALANCED FUND INDIVIDUAL INVESTOR CLASS	BALANCED FUND INDIVIDUAL INVESTOR CLASS
	YEAR ENDED JULY 31, 2021	YEAR ENDED JULY 31, 2020
Shares sold	1,522,668	1,761,134
Reinvestment of dividends	328,224	180,586
Shares redeemed	(3,196,079)	(1,408,560)

	(1,345,187)	533,160

	BALANCED FUND INSTITUTIONAL CLASS
	PERIOD ENDED JULY 31, 2021
Shares sold	2,406,989
Reinvestment of dividends	19,108
Shares redeemed	(109,202)

	2,316,895

	EQUITY FUND INDIVIDUAL INVESTOR CLASS	EQUITY FUND INDIVIDUAL INVESTOR CLASS
	YEAR ENDED JULY 31, 2021	YEAR ENDED JULY 31, 2020
Shares sold	584,672	805,143
Reinvestment of dividends	44,915	36,329
Shares redeemed	(983,440)	(1,049,915)

	(353,853)	(208,443)

	EQUITY FUND INSTITUTIONAL CLASS	EQUITY FUND INSTITUTIONAL CLASS
	YEAR ENDED JULY 31, 2021	YEAR ENDED JULY 31, 2020
Shares sold	941,642	836,576
Reinvestment of dividends	25,403	15,047
Shares redeemed	(268,728)	(236,223)

	698,317	615,400

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS	concluded

	MSCI INTERNATIONAL INDEX INDIVIDUAL INVESTOR CLASS	MSCI INTERNATIONAL INDEX INDIVIDUAL INVESTOR CLASS
	YEAR ENDED JULY 31, 2021	YEAR ENDED JULY 31, 2020
Shares sold	1,098,251	1,036,568
Reinvestment of dividends	19,664	16,768
Shares redeemed	(494,063)	(560,332)

	623,852	493,004

	MSCI INTERNATIONAL INDEX INSTITUTIONAL CLASS	MSCI INTERNATIONAL INDEX INSTITUTIONAL CLASS
	YEAR ENDED JULY 31, 2021	YEAR ENDED JULY 31, 2020
Shares sold	3,286,981	2,490,044
Reinvestment of dividends	73,909	53,436
Shares redeemed	(1,130,521)	(1,055,823)

	2,230,369	1,487,657

NOTE 6 — Market Risk from COVID-19

In March 2020, a pandemic related to COVID-19 was declared. The pandemic represents a market risk factor including uncertainty in the financial markets. Green Century will continue to monitor market conditions as information is available and evaluate the potential impacts, if any, on the value of its investments.

NOTE 7 — Subsequent Events

Subsequent to July 31, 2021 and through the date on which the financial statements were available for issuance, management has evaluated subsequent events requiring disclosure.

There were no events requiring accrual or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Green Century Funds:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Green Century Balanced Fund, Green Century Equity Fund, and Green Century MSCI International Index Fund (collectively, the Funds), each a series of Green Century Funds, as of July 31, 2021, the related statements of operations for the year then ended, changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2021, by correspondence with custodians and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Green Century investment companies since 1995.

Boston, Massachusetts

September 17, 2021

SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS

A special meeting of shareholders of the Green Century Balanced Fund, the Green Century Equity Fund, and the Green Century MSCI International Index Fund was held on June 22, 2021, to consider the proposal below. The proposal was approved. Shareholders of record as of March 31, 2021 were entitled to vote. The results of the vote at the meeting were as follows:

	Affirmative	Withheld	Total
Jonathan Darnell	14,633,699.388	554,875.259	15,188,574.647
Daniel S. Kern	14,599,004.728	589,569.919	15,188,574.647
Peter D. Kinder	14,753,815.869	434,758.778	15,188,574.647
Douglas H. Phelps	14,670,611.959	517,962.688	15,188,574.647
Sanford Pooler	14,676,625.091	511,949.556	15,188,574.647
Mary Raftery	14,573,240.553	615,334.094	15,188,574.647
James H. Starr	14,443,142.474	745,432.173	15,188,574.647
Thomas Subak	14,617,739.780	570,834.867	15,188,574.647
Wendy Wendlandt	14,840,523.108	348,051.539	15,188,574.647

TAX INFORMATION

For the year ended July 31, 2021, the Balanced Fund, Equity Fund and MSCI International Fund, respectively, had 84.32%, 100% and 0.00% of dividends paid from net investment income qualified for the 70% dividends received deduction available to corporate shareholders.

For the year ended July 31, 2021, the Balanced Fund, Equity Fund and MSCI International Fund, respectively, had 100%, 100% and 100% of dividends paid from net investment income, designated as qualified dividend income.

GREEN CENTURY FUNDS TRUSTEES AND OFFICERS

The following table presents information about each Trustee and each Officer of the Trust as of July 31, 2021. Each Trustee and each Officer of the Trust noted as an “interested person” (as defined in the 1940 Act), and noted with an asterisk, is interested by virtue of his or her position with Green Century as described below. The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is elected or until he or she retires, resigns, dies, or is removed from office.

The Trust’s Registration Statement includes additional information about the Trustees and is available, without charge, upon request by calling the following toll-free number: 1-800-93-GREEN.

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD	NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE
Independent Trustees:
Jonathan Darnell[1] 114 State Street Suite 200 Boston, MA 02109 Age: 61	Trustee since 2014	Chief Financial Officer, AltEnergy Acquisition Corp. (since 2021); Member, AltEnergy Acquisition Sponsor (since 2021); Managing Director, AltEnergy, LLC, an investment firm, (since 2016); Managing Director, Pickwick Capital Partners (since 2014); President/Founder, Patolan Partners, an advisory and investment firm (since 2011).	3

Daniel S. Kern 114 State Street Suite 200 Boston, MA 02109 Age: 60	Trustee since 2015	Chief Investment Officer, TFC Financial Management (since 2015); President and Chief Investment Officer, Advisor Partners LLC (2011 to 2015); Board member, Wealthramp (since 2015).	3

Peter D. Kinder 114 State Street Suite 200 Boston, MA 02109 Age: 74	Trustee since 2015	Retired; Director, Trillium Asset Management (2013 to 2014).	3

Sanford Pooler 114 State Street Suite 200 Boston, MA 02109 Age: 64	Trustee since 2021	Deputy Town Manager/Finance Director, Town of Arlington, MA (since 2016); Finance Director, Town of Amherst, MA (2011-2016).	3

Mary Raftery 114 State Street Suite 200 Boston, MA 02109 Age: 56	Trustee since 2009	Senior Advisor, Funder Collaborations, ClimateWorks Foundation (since 2014); Organizational Development Consultant, Self-employed (since 2007).	3

James H. Starr 114 State Street Suite 200 Boston, MA 02109 Age: 73	Chairperson since 2009; Trustee since 1991	Retired (since 2018); Consultant, Rainville Petito, PLLC (2016 to 2018); Consultant, Danielson Rainville Attorneys, PLLC (2015); Director and President, Gunnison Valley Housing Foundation (since 2010); Director (since 2011) and President (2015-2018), Coal Creek Watershed Coalition.	3

Thomas Subak 114 State Street Suite 200 Boston, MA 02109 Age: 57	Trustee since 2021	Independent Consultant, Tom Subak LLC (since 2020); Independent Consultant and Chief Partnership Officer, Catchafire, a nonprofit organization (2019-2020); Chief Strategy Officer and Assistant to the President, Planned Parenthood Federation of America (2016-2018).	3

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD	NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE
Interested Trustees:
Douglas H. Phelps* 114 State Street Suite 200 Boston, MA 02109 Age: 74	Trustee since 1997	President and Chief Executive Officer, The Public Interest Network (since 1982); Director, Green Century Capital Management, Inc. (since 1996).	3

Wendy Wendlandt* 114 State Street Suite 200 Boston, MA 02109 Age: 59	Trustee since 1991	Director, Green Century Capital Management, Inc. (since 2006); Senior Vice President and Political Director, The Public Interest Network (since 1989); Senior Staff, Fund for Public Interest (since 1989); Acting President, Environment America (since 2020).	3

Officers:
Leslie Samuelrich* 114 State Street Suite 200 Boston, MA 02109 Age 57	President since 2021	President (since 2012), Green Century Capital Management, Inc.	Not applicable

Matthew Dunlap* 114 State Street Suite 200 Boston, MA 02109 Age: 48	Treasurer since 2021	Senior Finance Manager (since 2020) and Treasurer (since 2021), Green Century Capital Management, Inc.; Assistant Vice President, State Street Corporation (2005-2019).	Not applicable

Amy Puffer* 114 State Street Suite 200 Boston, MA 02109 Age: 62	Chief Compliance Officer since 2004; Secretary and Assistant Treasurer since 2006	Chief Compliance Officer (since 2004), Clerk and Director (since 2006), Green Century Capital Management, Inc.	Not applicable

1 Jonathan was a Director of Paradigm Partners, the parent company of Green Century Capital Management, Inc., for the period from November 24, 2020 to August 30, 2021. He was deemed an Interested Trustee of the Trust during this period.

Annual Report

INVESTMENT ADVISER AND ADMINISTRATOR

Green Century Capital Management, Inc.

114 State Street

Boston, MA 02109

1-800-93-GREEN

www.greencentury.com

info@greencentury.com

INVESTMENT SUBADVISER (Balanced Fund)

Trillium Asset Management, LLC

Two Financial Center

60 South Street, Suite 1100

Boston, MA 02111

INVESTMENT SUBADVISER (Equity Fund and International Fund)

Northern Trust Investments, Inc.

50 South LaSalle Street

Chicago, IL 60603

SUBADMINISTRATOR and DISTRIBUTOR

UMB Fund Services, Inc. (Subadministrator)

UMB Distribution Services, LLC (Distributor)

235 West Galena Street

Milwaukee, WI 53212

CUSTODIAN

UMB Bank, n.a.

928 Grand Blvd

Kansas City, MO 64106

TRANSFER AGENT

Atlantic Shareholder Services, LLC

Three Canal Plaza

Portland, ME 04101

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

July 31, 2021

Balanced

Fund

Equity

Fund

International

Fund

An investment for your future.

Printed on recycled paper with soy-based ink.

Item 2.	Code of Ethics

(a)	The registrant has adopted a Code of Ethics applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer or controller.

(c)	During the period covered by this report, there were no amendments to the provisions of the Code of Ethics referred to in Item 2(a) above.

(d)	During the period covered by this report, there were no implicit or explicit waivers to the provisions of the Code of Ethics referred to in Item 2(a) above.

(e)	Not applicable.

(f)	The Code of Ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

The Board of Trustees of the registrant has determined that Sanford Pooler, a member of the Board’s audit committee, qualifies as an “audit committee financial expert” as that term is defined in the instructions to Item 3 of Form N-CSR. Mr. Pooler is “independent” as that term is defined in the instructions to Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows.

For the fiscal year ended 7/31/21: $86,500

For the fiscal year ended 7/31/20: $83,000

(b)

Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)

Tax Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows. The services comprising the fees disclosed under this category are tax compliance monitoring and tax filing preparation.

For the fiscal year ended 7/31/21: $19,290

For the fiscal year ended 7/31/20: $18,540

(d)

All Other Fees. No fees were billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item.

(e)(1)

The Charter of the Audit Committee of the Board requires that the Committee approve (a) all audit and permissible non-audit services to be provided to the Funds and (b) all permissible non-audit services to be provided by the Funds’ independent auditors to the Funds’ investment adviser or administrator or any entity controlling, controlled by, or under common control with the investment adviser or administrator that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds. The Audit Committee has the duty to consider whether the non-audit services provided by the Funds’ auditor to the Funds’ investment adviser, administrator, or any adviser affiliate that provides ongoing services to the Funds, which services were not pre-approved by the Audit Committee, are compatible with maintaining the auditor’s independence and to review and approve the fees proposed to be charged to the Funds by the auditors for each audit and non-audit service.

(e)(2)	Zero percent of the services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant were the tax compliance, tax advice and tax planning fees listed in paragraph (c) of this Item and are as follows. No non-audit fees were billed by the registrant’s accountant for services rendered to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

For the fiscal year ended 7/31/21: $19,290

For the fiscal year ended 7/31/20: $18,540

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures

(a)

Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, the “Disclosure Controls”) as of a date within 90 days of the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are effectively designed to ensure that information that is required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosures.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the fiscal period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of securities lending activities for closed-end management investment companies.

Not applicable.

Item 13.	Exhibits

(a)(1)	Code of Ethics: Incorporated by reference to the Registrant’s Form N-CSR filed on October 7, 2013.

(2)	Certifications for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(a)) are filed herewith.

(3)	Not applicable.

(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(b)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Green Century Funds

/s/ Leslie Samuelrich
Leslie Samuelrich
President and Principal Executive Officer
October 1, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Leslie Samuelrich
Leslie Samuelrich
President and Principal Executive Officer
October 1, 2021

/s/ Matthew Dunlap
Matthew Dunlap
Treasurer and Principal Financial Officer
October 1, 2021